STOCK PURCHASE AGREEMENT


     THIS STOCK PURCHASE AGREEMENT ("Agreement") is made as of the 26th day of January, 1996 by and among HEARx Ltd., a Delaware corporation (the "Company"), Invemed Associates, Inc., a New York corporation ("Invemed") and the investors listed on Schedule A hereto (each, together with Invemed, an "Investor" and collectively the "Investors").

     In consideration of the mutual promises made herein, the parties hereto agree as follows:

     1. Definitions. The following terms, as used herein, have the following meanings:

     1.1 "Affiliate" means, with respect to any person, any other person which directly or indirectly controls, is controlled by, or is under common control with, such Person.

     1.2 "Agreements" means this Agreement, the Registration Rights Agreement and the Sell Along Rights Agreement.

     1.3 "Closing" means the consummation of the transaction contemplated by this Agreement, which shall occur simultaneously with the execution hereof.

     1.4 "Common Stock" means the Common Stock, par value $0.10 per share, of the Company.

     1.5 "Invemed Warrants" means warrants to purchase up to 2,250,000 shares of Common Stock at an exercise price of $0.63 per share, exercisable for a period of five years from the date of issuance, the form of which is attached hereto as Exhibit D.

     1.6 "Investor Warrants" means Class A Warrants to purchase up to an aggregate of 10,909,090 shares of Common Stock at an exercise price of $0.55 per share, exercisable for a period of five years from the date of issuance, the form of which is attached hereto as Exhibit E-1; and Class B Warrants to purchase up to an aggregate of 4,000,000 shares of Common Stock at an exercise price of $0.55 per share, exercisable for a period of one year beginning on the fourth anniversary of the date of this Agreement and non-detachable from the 1996 Preferred Stock until exercisable, the form of which is attached hereto as Exhibit E-2.




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     1.7 "Material Adverse Effect" means a material adverse effect on the condition (financial or otherwise), business, assets, results of operations or prospects of the Company and its subsidiaries, taken as a whole.

     1.8 "Person" means an individual, corporation, partnership, trust, business trust, association, joint stock company, joint venture, pool, syndicate, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

     1.9 "1996 Preferred Stock" means the 1996 Senior Preferred Stock, par value $1.00 per share, of the Company, having the rights and preferences and subject to the terms and conditions stated in the Certificate of Designation, Preferences and Rights of 1996 Senior Preferred Stock of even date herewith, attached hereto as Exhibit A.

     1.10 "Registration Rights Agreement" means the Registration Rights Agreement relating to the Common Stock issuable pursuant to the exercise of the Warrants, in the form attached hereto as Exhibit B, to be entered into as of the date hereof.

     1.11 "SEC Filings" has the meaning set forth in Section 3.5.

     1.12 "Securities" means the 1996 Preferred Stock, the Warrants and the Common Stock issuable upon the exercise of Warrants.

     1.13 "Sell Along Rights Agreement" means the Sell Along Rights Agreement to be entered into pursuant to Section 6.2 hereof, in the form attached hereto as Exhibit C, to be entered into as of the date hereof.

     1.14 "Warrants" means the Invemed Warrants and the Investor Warrants.

     1.15 "1934 Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     1.16 "1933 Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     2. Purchase and Sale of 1996 Preferred Stock and Warrants and Issuance of Invemed Warrants. Subject to the terms and conditions of this Agreement, the Investors hereby purchase and the Company hereby sells and issues to the Investors 6,000 shares of 1996 Preferred Stock and the Investor Warrants at an aggregate purchase price of $6,000,000, the receipt of which is hereby acknowledged. Furthermore, the Company hereby issues the Invemed Warrants to Invemed and the officers and employees of Invemed and the shareholders of Invemed's parent corporation, all as set forth in Schedule A hereto (each of whom, together with Invemed shall also be considered an

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"Investor" for purposes of this Agreement), in consideration for services that have been provided by Invemed in connection with this transaction. The respective numbers of shares of Preferred Stock and shares underlying the Investor Warrants, and the consideration paid therefor, and the respective numbers of shares underlying Invemed Warrants with respect to each Investor is set forth in Schedule A.

     3. Representations and Warranties of the Company. The Company hereby represents and warrants to the Investors that:

     3.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to carry on its business as now conducted. The copies of the Certificate of Incorporation, as amended (the "Certificate of Incorporation"), and By-Laws, as amended (the "By-Laws") of the Company delivered to the Investors are true and complete and have not, since the respective dates of such Certificate of Incorporation, and By-Laws, been amended or repealed (except for the Certificate of Designations, Preferences and Rights of 1996 Senior Preferred Stock in the form set forth as Exhibit A to this Agreement which was not included therein and is filed concurrently herewith with the Secretary of State of the State of Delaware). The Company and each of its subsidiaries is duly qualified as a foreign corporation in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property makes such qualification necessary unless the failure to so qualify would not have a Material Adverse Effect.

     3.2 Authorization. All requisite action on the part of the Company, its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of this Agreement and the Registration Rights Agreement,
(ii) the performance of all obligations of the Company hereunder or thereunder and (iii) the authorization, issuance (or reservation for issuance) and delivery of the Securities has been taken, and this Agreement and the Registration Rights Agreement constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with their terms.

     3.3 Valid Issuance; Fully Diluted Common Stock Before Closing.

     (i) The authorized capital stock, and the outstanding capital stock, of the Company consists, in each case immediately prior to the Closing, solely of the shares indicated in part 1 of Exhibit F to this Agreement. Immediately following the sale to the Investors at the Closing contemplated hereby, the authorized capital stock, and the outstanding capital stock, of the Company will consist in each case solely of the shares indicated in part 2 of Exhibit F to this Agreement. The voting powers, designations, preferences and relative, participating, optional and other rights of the 1996 Preferred Stock, and the qualifications, limitations or restrictions thereof are as fully set forth in Exhibit A to this Agreement. All of the outstanding shares of capital stock

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indicated in part 2 of Exhibit F are duly authorized and are fully paid and nonassessable and, assuming the representations of the Investors in Sections 4.3, 4.6 and 4.9 of this Agreement are correct, issued in compliance with all applicable securities laws. Except as set forth in part 3 of Exhibit F, no one is entitled to preemptive or similar statutory or contractual rights with respect to any securities of the Company. All necessary and appropriate waivers of stockholders with respect to the consummation of the transactions and the performance of the obligations of the Company contemplated hereby have been obtained, and the Company shall promptly obtain any necessary waivers not heretofore obtained. Except as disclosed in part 4 of Exhibit F to this Agreement, there are no outstanding warrants, options, convertible securities or other rights, agreements or arrangements of any character under which the Company is or may be obligated to issue any equity securities of any kind, or to transfer any equity securities of any kind, and the Company and its subsidiaries do not have any present plan or intention to issue any equity securities of any kind, or to transfer any equity securities of any kind owned by them. Except as disclosed in part 5 of Exhibit F, the Company does not know of any voting agreements, buy-sell agreements, option or right of first purchase agreements or other agreements of any kind among any of the securityholders of the Company relating to the securities held by them. The Company has not agreed, and has no present intention, to register any of its securities under the Securities Act of 1933, as amended, except as provided in the agreements listed in part 6 of Exhibit F.

     (ii) The number of outstanding shares of Common Stock immediately prior to the Closing, as indicated in part 1 of Exhibit F of this Agreement, plus the number of shares of Common Stock issuable pursuant to outstanding rights and agreements on a fully diluted basis immediately prior to the Closing, assuming the complete exercise or conversion of all rights to acquire capital stock of the Company until such rights and subsequent rights incident to exercise or conversion are fully exercised or converted for Common Stock, together represent less than 75 million shares of Common Stock immediately prior to the Closing.

     3.4 Governmental Consents. The execution, delivery and performance by the Company of the Agreements require no action by or in respect of, or filing with, any governmental body, agency, or official other than filings that have been made pursuant to applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws, which the Company undertakes to file within the applicable time periods.

     3.5 Delivery of SEC Filings. The Company has delivered or made available to the Investors (i) its Annual Report on Form 10-K for its fiscal year ended December 31, 1994, (ii) its quarterly reports on Form 10-Q for each fiscal quarter subsequent to that fiscal year end, and (iii) any other documents filed with the Securities and Exchange Commission (the "SEC") since December 31, 1994 (collectively, the "SEC Filings").


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     3.6 Use of Proceeds. The proceeds of the sale of the Securities hereunder shall be used by the Company for the build-out and opening of hearing care centers in the New York area to comply with the Company's agreement with Oxford Healthcare, completion and installation of the Company's point-of-sale and database management system, retirement of debt listed in Schedule 3.6 hereto and general corporate purposes.

     3.7 No Material Adverse Change. Except as set forth in Schedule 3.7, since September 30, 1995, there has not been:

     (i) any change in the consolidated assets, liabilities, financial condition or operating results of the Company from that reflected in the financial statements included in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1995, except changes in the ordinary course of business which have not had, in the aggregate, a Material Adverse Effect;

     (ii) any declaration or payment of any dividend, or any authorization or payment of any distribution, on any of the capital stock of the Company, or any redemption or repurchase of any securities of the Company;

     (iii) any material damage, destruction or loss, whether or not covered by insurance to any assets or properties of the Company or any of its subsidiaries;

     (iv) any waiver by the Company or any of its subsidiaries of a valuable right or of a material debt owed to it;

     (v) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company or any of its subsidiaries, except in the ordinary course of business and which is not material to the assets, properties, financial condition, operating results or business of the Company and its subsidiaries taken as a whole (as such business is presently conducted and as it is proposed to be conducted);

     (vi) any material change or amendment to a material contract or arrangement by which the Company or any of their subsidiaries or any of its assets or properties is bound or subject;

     (vii) any material change in any compensation arrangement or agreement with any employee of the Company or any of its subsidiaries who now earns, or who would earn as a result of such change, in excess of $100,000 per annum or any other officer of the Company or any of its subsidiaries;


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     (viii) any labor difficulties or labor union organizing activities with respect to employees of the Company or any of its subsidiaries;

     (ix) any transaction entered into by the Company or any of its subsidiaries other than in the ordinary course of business; or

     (x) any other event or condition of any character which might have a Material Adverse Effect, which is not reflected in the SEC Filings.

     3.8 SEC Filings; Material Contracts. (i) As of its filing date, each report filed by the Company with the SEC pursuant to the 1934 Act, complied as to form in all material respects with the requirements of the 1934 Act and did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

     (ii) Each registration statement and any amendment thereto filed by the Company pursuant to the 1933 Act and the rules and regulations thereunder, as of the date such statement or amendment became effective, complied as to form in all material respects with the 1933 Act and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and each prospectus filed pursuant to Rule 424(b) under the 1933 Act, as of its issue date and as of the closing of any sale or securities pursuant thereto did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

     (iii) Except as listed in Schedule 3.8 hereto, there are no agreements or instruments currently in force and effect that constitute a "material contract" (as such term is defined in Item 601(b)(10) of Regulation S-K) of the Company or that constitute a warrant, option, convertible security or other right, agreement or arrangement of any character under which the Company is or may be obligated to issue any equity security of any kind, or to transfer any equity security of any kind. The Company has delivered to the Investors prior to the Closing full and complete copies of all agreements indicated in Schedule 3.8 hereto.

     3.9 Reservation of Shares. The Company has reserved a sufficient number of shares of Common Stock for issuance upon exercise of the Warrants, and such shares, when issued in accordance with the terms of the Warrants, will be duly authorized, validly issued, fully paid, non-assessable and free and clear of all encumbrances and restrictions, except for restrictions on transfer imposed by applicable securities laws.


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     3.10 Disclosures. No representation or warranty made under any Section hereof and no information furnished by the Company pursuant hereto, or in any other document delivered by the Company to an Investor or any authorized representative of an Investor, pursuant to the Agreements or in connection therewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the respective statements contained herein or therein, in light of the circumstances under which the statements were made, not misleading.

     3.11 Registration Rights. The registration rights granted to the Investors pursuant to the Registration Rights Agreement are at least as favorable to the Investors as those granted to any holder of any securities of the Company are to such holder.

     3.12 No Breach, Violation or Default. The execution, delivery and performance of this Agreement and the Registration Rights Agreement and the issuance and sale of the Securities will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation (assuming, for this purpose, that the representations of the Investors in Sections 4.3, 4.6 and 4.9 are correct) or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, or any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, or the Certificate of Incorporation or By-Laws of the Company or any such subsidiary.

     3.13 Title to Properties. Except as disclosed in the SEC Filings, the Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or currently planned to be made thereof by them; and except as disclosed in the SEC Filings, the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or currently planned to be made thereof by them.

     3.14 Certificates, Authorities and Permits. The Company and its subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.


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     3.15 No Labor Disputes. No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent that might have a Material Adverse Effect.

     3.16 Intellectual Property. The Company and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "Intellectual Property Rights") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property Rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

     3.17 Environmental Matters. Neither the Company nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "Environmental Laws"), owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

     3.18 Litigation. Except as disclosed in the SEC Filings, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Securities; and to the Company's knowledge, no such actions, suits or proceedings are threatened or contemplated.

     3.19 Financial Statements. The financial statements included in each SEC Filing present fairly the consolidated financial position of the Company and its subsidiaries as of the dates shown and their consolidated results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles applied on a consistent basis.

     3.20 Insurance Coverage. The Company and its subsidiaries maintain insurance coverage that is standard for comparably situated companies for the business being conducted, and properties owned or leased, by the Company and its subsidiaries.

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     4. Representations and Warranties of the Investors. Each of the Investors
hereby represents and warrants, as to itself only, to the Company that:

     4.1 Organization and Existence. If such Investor is a corporation or partnership, such Investor is a validly existing corporation or partnership and has all requisite corporate or partnership power and authority to invest in the Securities of the Company pursuant to this Agreement.

     4.2 Authorization. The execution, delivery and performance by such Investor of the Agreements have been duly authorized. Upon execution and delivery, the Agreements will each constitute the valid and legally binding obligation of such Investor, enforceable against such Investor in accordance with such agreement's terms.

     4.3 Purchase Entirely for Own Account. The Securities to be received by such Investor hereunder will be acquired for investment for the Investor's own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the 1933 Act, and such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, such Investor further represents that subject to the following proviso, such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Securities; an Investor that is a corporate entity may distribute Securities to its executive officers, directors or shareholders or, in the case of Invemed, to its employees who are registered representatives under the 1934 Act; an Investor that is a partnership may distribute Securities to its partners; and Invemed may transfer Invemed Warrants to its designee to serve on the Company's Board of Directors.

     4.4 Investment Experience. Such Investor acknowledges that it can bear the economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

     4.5 Disclosure of Information. Such Investor has had an opportunity to ask questions and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities.

     4.6 Restricted Securities. Such Investor understands that the Securities are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act only in certain limited circumstances. In this connection, such Investor represents that it understands the resale limitations imposed by the 1933 Act.

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     4.7 Further Limitations on Disposition. Without in any way limiting the representations set forth above, each Investor further agrees (except as otherwise set forth in Section 4.3) not to make any disposition of all or any portion of the Securities unless and until:

     (a) There is then in effect a registration statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

     (b) (i) Such Investor shall have notified the Company of the proposed disposition, and (ii) if reasonably requested by the Company, such Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company and its counsel, that such disposition will not require registration of such shares under the 1933 Act. This subsection shall be inapplicable to dispositions made pursuant to Rule 144.

     4.8 Legends. It is understood that the certificates evidencing the Securities may bear one or all of the following legends (until such time as the Securities may be freely transferred pursuant to Rule 144(k), at which time such legends shall be removed at the request of the Investor or its assignee):

     (a) "These securities have not been registered under the Securities Act of 1933 (the "Act"). They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under the Act or an exemption from the registration requirements of the Act."

     (b) If required by the authorities of any state in connection with the issuance of sale of the Securities, the legend required by such state authority.

     4.9 Accredited Investor. Such Investor is an accredited investor as defined in Rule 501(a) of Regulation D, as amended, under the 1933 Act.

     4.10 Confidentiality. Such Investor shall maintain in confidence, and shall not use or disclose without the prior written consent of the Company, any information clearly marked "confidential" that is furnished to such Investor by the Company in connection with this Agreement. This obligation of confidentiality shall not apply, however, to any information (a) in the public domain through no act or failure to act by such Investor that was not authorized in writing by the Company, or (b) lawfully disclosed to such Investor by a third party who possessed such information without any obligation of confidentiality to the Company.

     4.11 Litigation. There is no action, suit, investigation or proceeding pending against, or to the knowledge of such Investor, threatened against or affecting, such Investor before any court or arbitrator or any governmental body, agency or official

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which in any manner challenges or seeks to prevent, enjoin, alter or materially delay the transactions contemplated by this Agreement.

     4A. Additional Representation and Warranty of Invemed. Invemed hereby represents and warrants that (i) it is a registered broker-dealer under the 1934 Act, and is similarly registered pursuant to the applicable securities laws in the states of California, Connecticut, Florida, Georgia, New Jersey, New York and Pennsylvania (the "Investor States"); (ii) Thomas L. Teague and G. Allen Mebane did not solicit any persons in connection with the offering of the Securities and are not receiving Invemed Warrants in connection with soliciting any persons in connection with the offering of the Securities; (iii) Kenneth G. Langone and Cristina H. Kepner are registered representatives with the National Association of Securities Dealers and hold similar qualifications in each of the Investor States; and (iv) Carlisle Jones is a registered representative with the National Association of Securities Dealers and holds similar qualifications in all of the Investor States other than Georgia, and did not solicit any Georgia residents in connection with the offering of the Securities.

     5. Registration Rights Agreement. The parties acknowledge and agree that part of the inducement for each Investor to enter into this Agreement is the Company's execution and delivery of the Registration Rights Agreement. The parties acknowledge and agree that simultaneously with the execution hereof, the Registration Rights Agreement is being duly executed and delivered by the parties thereto.

     6. Other Covenants and Agreements.

     6.1 Board of Directors Representation. The Company hereby agrees that for so long as Invemed or any of its executive officers or directors are the registered and beneficial owners of any Securities and prior to redemption of all outstanding 1996 Preferred Stock, the Company will nominate and use its best efforts to cause to be elected one designated representative of Invemed to serve on the Company's Board of Directors. If Invemed does not specify a nominee to the Company within 30 days of the Closing, Invemed shall return to the Company Invemed Warrants to purchase 250,000 shares of Common Stock.

     6.2 Limitation on Sales by Certain Management. Dr. Paul A. Brown (the Company's founder, Chief Executive Officer and Chairman of the Board) hereby agrees that, in the event he proposes to transfer in one transaction or a series of related transactions five percent (5%) of the shares of the Company's Common Stock owned by him (other than sales effected on Nasdaq, through the NASD Bulletin Board, or on a national securities exchange pursuant to Rule 144 under the 1933 Act), Dr. Brown shall permit the Investors to sell the same proportionate number of shares of Common Stock held by the Investors (and/or underlying the Investor Warrants that may then be exercised) as Dr. Brown shall sell for the same consideration and otherwise on the same terms and conditions to be received by Dr. Brown in the proposed sale. Dr. Brown and

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the Investors acknowledge and agree that simultaneously with the execution hereof, they have duly executed a Sell Along Rights Agreement detailing the parties respective rights and obligations in respect to this matter, as set forth in Exhibit C attached hereto.

     6.3 Return of Confidential Information. Each Investor shall return to the Company information subject to Section 4.11 of this Agreement upon request by the Company. Such Investor agrees that it will restrict access to the Company's confidential information among its officers, directors, partners, employees, agents and representatives to those persons with a need to use such information.

     6.4 Reverse Stock Split. The Company hereby agrees that it shall effect a 1-for-15 reverse stock split of its Common Stock no later than the next annual meeting of shareholders of the Company. In no event, however, shall such meeting be held later than May 31, 1996.

     6.5 No Dividends. The Company hereby agrees that it shall not declare or pay any dividends prior to the redemption of all outstanding 1996 Preferred Stock.

     6.6 Opinion of Counsel. The Company has delivered, simultaneously with the execution and delivery of this Agreement, the opinion of Bryan Cave LLP, its counsel, in the form attached hereto as Exhibit G. Within a reasonable time after the Closing, but in no event more than 60 days after the date hereof, the Company shall deliver the opinion of Bryan Cave LLP in the form attached hereto as Exhibit H.

     6.7 Reservation of Common Stock Pursuant to Exercise of Warrants. The Company hereby agrees to at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of permitting exercise of the Warrants, such number of shares of Common Stock as shall from time to time be sufficient to permit the exercise of all Warrants in accordance with the terms of the Warrants.

     6.8 Relative Equity Interest Represented By the Warrants. In entering into this Agreement, the Investors have relied upon, among other things, the representation and warranty set forth in Section 3.3(ii) hereto concerning the outstanding capital stock of the Company and rights to acquire capital stock of the Company immediately prior to the Closing. In the event it is later determined that the representation and warranty in Section 3.3(ii) hereto is untrue and the sum expressed therein is greater than 75 million, the Company shall notify each Investor within ten days of discovery and prepare, execute and deliver to the Investors, within ten days thereafter, such additional documents and certificates in order to equitably adjust the Warrants for the benefit of the Investors. The adjustment referenced in the preceding sentence shall involve the issuance of additional Warrants and/or the reduction of the exercise price of the Warrants, which adjustment shall be approved in writing by the holders of a majority of the Warrants.

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     7. Survival.

     7.1 Survival of Provisions. All representations, warranties and agreements contained in this Agreement shall be deemed to be representations, warranties and agreements as of the date hereof and shall survive the execution and delivery of this agreement for a period of five years and six months from the date of this Agreement; provided, however, that the provisions contained in
Section 6 hereof shall survive in accordance therewith.

     8. Miscellaneous.

     8.1 Successors and Assigns. This Agreement may not be assigned by either party without the prior written consent of the other party hereto, except that without the prior written consent of the Company, but after notice duly given, an Investor may assign its rights and delegate its duties hereunder to an Affiliate or to any permitted assignee under Section 4.3, and without the prior written consent of Investor, but after notice duly given, the Company may assign its rights and delegate its duties hereunder to any successor-in-interest corporation in the event of a merger or consolidation of the Company with or into another corporation, or any merger or consolidation of another corporation with or into the Company which results directly or indirectly in an aggregate change in the ownership or control of more than 50% of the voting rights of the equity securities of the Company, or the sale of all or substantially all of the Company's assets. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

     8.2 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     8.3 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     8.4 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified, or if sent by telex or telecopier, upon receipt of the correct answer back, or upon deposit with the United States Post Office, by registered or certified mail, or upon deposit with an overnight air courier, in each case postage prepaid and addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten days' advance written notice to the other party:

                           If to the Company:

                                    HEARx Ltd.
                                    471 Spencer Drive
                                    West Palm Beach, Florida  33409
                                    Attn:  Dr. Paul A. Brown

                                    with a copy to

                                    Bryan Cave LLP
                                    700 13th Street, N.W.
                                    Washington, D.C. 20005
                                    Attn:  LaDawn Naegle, Esq.

                           If to the Investors:

                                    Invemed Associates, Inc.
                                    375 Park Avenue
                                    New York, NY  10152
                                    Attn:  Cristina H. Kepner

                                    with a copy to:

                                    Morgan, Lewis & Bockius LLP
                                    2000 One Logan Square
                                    Philadelphia, PA  19103
                                    Attn:  Alan Singer, Esq.

     8.5 Finder's Fee. Each party represents that (except for the delivery by the Company of the Invemed Warrants pursuant to this Agreement) it neither is nor will be obligated for any finder's fee or commission in connection with this transaction.

     8.6 Expenses. The Company shall pay all costs and expenses incurred with respect to the negotiation, execution, delivery and performance of the Agreements, including, without limitation, the fees of Morgan, Lewis & Bockius LLP, counsel to Invemed.

     8.7 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least 662/3% of the Securities other than the Invemed Warrants (for this purpose, each share of Preferred Stock shall be deemed to be 1,000 Securities and each share of Common Stock underlying the Investor Warrants shall be deemed to be one Security). Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Securities purchased under this Agreement at the time outstanding, each future holder of all such securities, and the Company. Notwithstanding the foregoing, the provisions of Section 6.1 hereto shall be amended only with the consent of the Company and Invemed.

     8.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

     8.9 Entire Agreement. This Agreement, including the Exhibits and Schedules hereto, the Registration Rights Agreement and the Sell Along Rights Agreement, constitute the entire agreement among the parties hereof with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

     8.10 Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

     8.11 Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.


                                    *   *   *

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.



The Company

                                                 HEARx LTD.


                                                 By:_________________________
                                                 Name:  Paul A. Brown, M.D.
                                                 Title: Chairman of the Board



Invemed                                          INVEMED ASSOCIATES, INC.


                                                 By:_________________________
                                                 Name:
                                                 Title:


The Investors


                                                 -----------------------------
                                                 Michael C. Neus



                                                 -----------------------------
                                                 Michael Erlbaum



                                                 -----------------------------
                                                 Steven Erlbaum

The Investors                                    ------------------------------
                                                        Harris Berenholz



                                                 ------------------------------
                                                          Scott Bessent



                                                 ------------------------------
                                                        Arthur M. Blank



                                                 ------------------------------
                                                        Ronald M. Brill



                                                 ------------------------------
                                                        Elliot P. Broidy



                                                 ------------------------------
                                                        Walter E. Burlock



                                                 ------------------------------
                                                         Walter Channing



                                                 ------------------------------
                                                       Stanley Druckenmiller

                                                 ------------------------------
                                                         John A. Ehinger


                                                 ------------------------------
                                                        Marianne Ehinger



                                                 ------------------------------
                                                           Gary Erlbaum



                                                 ------------------------------
                                                          Arminio Fraga



                                                 ------------------------------
                                                         Gary Gladstein



                                                 ------------------------------
                                                        John M. Hennessy



                                                 ------------------------------
                                                         Carlisle Jones



                                                 ------------------------------
                                                        Cristina H. Kepner



                                                 ------------------------------
                                                         Bruce M. Langone

                                                 ------------------------------
                                                        Kenneth G. Langone



                                                 ------------------------------
                                                         Elizabeth Larson



                                                 ------------------------------
                                                        Stephen A. Levin



                                                 ------------------------------
                                                         Bernard Marcus



                                                 ------------------------------
                                                        G. Allen Mebane



                                                 ------------------------------
                                                       Charles J. Murphy



                                                 ------------------------------
                                                        Gabriel Nechamkin



                                                 ------------------------------
                                                          Mark Sonnino

                                                 ------------------------------
                                                           George Soros



                                                 ------------------------------
                                                        Andrew R. Taussig



                                                 ------------------------------
                                                        Susan F. Taussig



                                                 ------------------------------
                                                        Thomas L. Teague



                                                 ------------------------------
                                                           Sean Warren




The undersigned joins in this Agreement
for the purpose of being bound by the
provisions of Section 6.2 hereof.




------------------------------------
         Paul A. Brown

                                   SCHEDULE A



                                            # of Shares of     # of Class A           # of Class B            # of
                                 Amount     1996 Preferred       Investor               Investor             Invemed
      Name                     Invested          Stock           Warrants               Warrants             Warrants
     -----                     --------     --------------     ------------           ------------           ---------

Kenneth G.                    $1,000,000         1,000          1,818,182                666,667             1,359,150
Langone

Stephen A.                       258,000           258            469,092                172,000
Levin

Arthur M.                        150,000           150            272,727                100,000
Blank

Bernard                          250,000           250            454,546                166,667
Marcus

Walter                            25,000            25             45,454                 16,667
Channing

Carlisle Jones                    50,000            50             90,909                 33,333                 50,000

Bruce M.                         100,000           100            181,818                 66,667
Langone

Cristina H.                      117,000           117            212,727                 78,000                292,500
Kepner

Gary Erlbaum                     150,000           150            272,727                100,000

Michael                           50,000            50             90,909                 33,333
Erlbaum

Steven                            50,000            50             90,909                 33,333
Erlbaum

Elliot P.                        100,000           100            181,818                 66,667
Broidy

John M.                           50,000            50             90,909                 33,333
Hennessy

Andrew R.                         25,000            25             45,454                 16,667
Taussig and
Susan F.
Taussig

Charles J.                        25,000            25             45,454                 16,667
Murphy

John A.                           25,000            25             45,454                 16,667
Ehinger and
Marianne
Ehinger



                                      -21-







Ronald M.                         25,000             25            45,454                 16,667
Brill

Harris                            50,000             50            90,909                 33,333
Berenholz

Scott Bessent                     75,000             75           136,364                 50,000

Walter E.                        200,000            200           363,636                133,333
Burlock

Stan                           1,000,000          1,000         1,818,182                666,667
Druckenmiller

Arminio Fraga                     50,000             50            90,909                 33,333

Gary Gladstein                   250,000            250           454,546                166,667

Elizabeth                        300,000            300           545,455                200,000
Larson

Gabriel                           35,000             35            63,636                 23,333
Nechamkin

Mark Sonnino                      15,000             15            27,273                 10,000

Sean Warren                       20,000             20            36,364                 13,333

George Soros                   1,540,000          1,540         2,800,000              1,026,666

Michael C.                        15,000             15            27,273                 10,000
Neus

Invemed
Associates, Inc.                                                                                               250,000


Thomas L.                                                                                                       99,450
Teague

G. Allen
Mebane                                                                                                         198,900


                                                                    SCHEDULE 3.6


                    Indebtedness to be Repaid by the Company
                     with a Portion of the Offering Proceeds



           Creditor Name                                               Amount of Debt
           -------------                                               --------------

Minnesota Mining and Manufacturing                                        $308,000
Company

Siemens Hearings Instruments, Inc. and                                     200,000
Rexton, Inc. (in the aggregate)

Dr. Paul Brown                                                             100,000

Bryan Cave LLP                                                             100,000


                                                                       EXHIBIT A



                                   HEARx LTD.

                          CERTIFICATE OF DESIGNATIONS,
                            PREFERENCES AND RIGHTS OF
                           1996 SENIOR PREFERRED STOCK


                     Pursuant to Section 151 of the General
                             Corporation Law of the
                                State of Delaware


     HEARx Ltd., a corporation organized on April 11, 1986 and existing under the laws of the State of Delaware ("Corporation"), the Restated Certificate of Incorporation of which was filed in the office of the Secretary of State of Delaware on February 5, 1987, does by its Chairman and its Secretary hereby certify:

     That pursuant to the authority vested in the Board of Directors by the Restated Certificate of Incorporation, the Board, at a meeting duly held on January 18, 1996, adopted the following resolutions:

     RESOLVED, that pursuant to the authority so conferred upon it, the Board of Directors hereby authorizes the issuance of 6,000 shares of 1996 Senior Preferred Stock, par value $1.00 per share ("1996 Preferred"), in connection with a Stock Purchase Agreement to be entered into by the Corporation; and

     RESOLVED, that the voting powers, preferences and relative rights and privileges and other rights granted to the 1996 Preferred and the qualifications, limitations or restrictions imposed thereon be, and they hereby are, as follows:

     A. Dividends and Distributions. The holders of the 1996 Preferred shall be entitled to receive dividends or other distributions of the Corporation, other than liquidating distributions, only as and when declared by special resolution of the Corporation's Board of Directors.

     B. Voting Rights; Separate Vote of 1996 Preferred Required to Approve Certain Corporate Actions. The holders of the 1996 Preferred shall have 2,485 votes per share of 1996 Preferred held by them and shall have voting rights and powers equal to the voting rights and powers of Common Stock, except as set forth below. Except as may be required by law or as set forth below, the holders of the 1996

Preferred shall not vote separately as a class but shall instead vote with the holders of Common Stock on all matters as to which stockholders are entitled to vote under Delaware law.

     Notwithstanding the foregoing, without the affirmative vote or written consent of the holders of a majority of the outstanding shares of 1996 Preferred, voting separately as a class, the Corporation may not:

     (a) Issue any securities (including any debt or equity securities) or any indebtedness, other than pursuant to a Permitted Issuance (as defined below).

     (b) Repay any indebtedness due to Dr. Paul Brown (on the date hereof, the Chairman of the Board and Chief Executive Officer of the Corporation) or his assignees, other than indebtedness (including accrued interest) in the aggregate amount of $100,000.

     As used herein, a "Permitted Issuance" is any one of the following:

     (i) The issuance of up to 1,500,000 shares of Common Stock, $.10 par value, pursuant to employee stock options issued subsequent to the date hereof, subject to appropriate adjustment in the event of stock splits, stock dividends, combinations, reclassifications or similar events (e.g., in the event of a 1-for-15 reverse stock split, the total number of shares issuable pursuant to this clause (i) shall be 100,000).

     (ii) The issuance of any securities of the Corporation pursuant to the exercise or conversion of options, warrants and preferred stock outstanding on the date hereof or pursuant to the terms of agreements existing on the date hereof, in accordance with the terms of such securities and agreements in effect on the date hereof.

     (iii) The issuance of Common Stock of the Corporation pursuant to the conversion of Senior Preferred Stock, Series C ("Senior C Preferred") in accordance with the terms of such security on the date hereof, and which Senior C Preferred is issued pursuant to the exercise of warrants outstanding on the date hereof, in accordance with terms of such warrants in effect on the date hereof.

     (iv) The incurring of any trade indebtedness or short term (i.e., maturity of less than one year) bank financing (the term "bank" shall have the meaning set forth in clauses (A), (B) and (C) of Section 3(a)(6) of the Securities Exchange Act of 1934, as amended).

     C. Priority. The 1996 Preferred shall be senior to all shares of capital stock of the Corporation other than the Senior Preferred Stock, Series A, par value $1.00 per share ("Senior A Preferred"); Senior Preferred Stock, Series B, par value $1.00 per share ("Senior B Preferred"); the Senior Preferred Stock, Series C, par value $1.00 per share ("Senior C Preferred"); the Senior Preferred Stock, Series D, par value $1.00 per share ("Senior D Preferred"); the Senior Preferred Stock, Series E, par value $1.00 per share ("Senior E Preferred"); the Senior Preferred Stock, Series G, par value $1.00 per share ("Senior G Preferred"); and the 1994 Convertible Preferred Stock, par value $1.00 per share (the "1994 Convertible Preferred") (the Senior A, B, C, D, E and G Preferred and the 1994 Convertible Preferred being together called the "Senior Preferred") and shall rank pari passu with the Senior Preferred in liquidation only, provided that the Corporation may authorize and issue additional classes or series of Preferred Stock that rank pari passu with the 1996 Preferred with the prior written consent of the holders of the majority of the shares of outstanding 1996 Preferred.

     D. No Conversion. Shares of the 1996 Preferred shall not be convertible at any time into shares of Common Stock.

     E. Redemption. The shares of 1996 Preferred shall be redeemed by the Corporation, in whole but not in part, at the redemption price of $1,000 per share, at such time as is determined by the Corporation. The Corporation shall treat such redemption payment as a payment made in exchange for the 1996 Preferred and not as a dividend for U.S. Federal income tax purposes.

     At least 10 days prior to the date fixed for redemption under this paragraph E, the Corporation shall send notice of such redemption to each holder of record of the 1996 Preferred, by registered or certified mail enclosed in a postage paid envelope addressed to such holder at such holder's address as the same shall appear on the books of the Corporation. Such notice shall (a) state that the Corporation is redeeming such shares, (b) state the date fixed for the redemption thereof, (c) state the per share redemption price, and (d) call upon each holder to surrender to the Corporation on or after said date at the place designated in such notice, the certificate or certificates representing the shares to be redeemed in accordance with such notice. On or after the date fixed in such notice of redemption, each holder of shares of 1996 Preferred to be so redeemed shall present and surrender the certificate or certificates for such shares duly endorsed for transfer to the Corporation at the place within the United States of America designated in said notice and thereupon the redemption price of such shares shall be paid to, or to the order of, the person whose name appears on such certificate or certificates as the owner thereof.

     From and after the date fixed as the day of redemption of the 1996 Preferred, unless default shall be made by the Corporation in providing for the payment of the redemption price pursuant to such notice, all rights of the holders of the 1996 Preferred as shareholders of the Corporation, except the right to receive the redemption price, shall cease and terminate, provided, however, that the Corporation shall deposit the amount required for the payment of any part of the redemption price not claimed on the redemption date with a bank or trust company doing business in the State of Florida and having a capital and surplus of at least $50,000,000. Any interest allowed on moneys so deposited shall be paid to the Corporation. Any moneys so deposited which shall remain unclaimed by the holders of the 1996 Preferred at the end of six years after the redemption date shall be paid by such bank or trust company to the Corporation, but the Corporation shall remain obligated to make payment thereof to the holders of 1996 Preferred entitled thereto (subject to any applicable escheat or similar laws). Any shares of 1996 Preferred redeemed by the Corporation shall be retired and shall not be reissued, and the Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the authorized 1996 Preferred.

     F. Liquidation, Dissolution or Winding Up.

     1. Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made to the holders of any class or series of Preferred Stock ranking junior to the 1996 Preferred or to the holders of Common Stock of the Corporation unless the holders of the Senior A Preferred, the Senior B Preferred, the Senior C Preferred, the Senior D Preferred, the Senior E Preferred, the Senior G Preferred, the 1994 Convertible Preferred and the 1996 Preferred shall have received an aggregate amount equal to $50, $67, $50, $67, $62, $67, $200 and $1,000, per share, respectively.

     2. In the event the assets to be distributed to the holders of the Senior Preferred, the 1996 Preferred and any other class or series of Preferred Stock ranking pari passu with the Senior Preferred and the 1996 Preferred shall be insufficient to permit the payment of the full preferential amount owed to the holders of the Senior Preferred, the 1996 Preferred and any class or series of Preferred Stock ranking pari passu with the Senior Preferred and the 1996 Preferred, then all the assets of the Corporation to be so distributed shall be distributed to the holders of the Senior Preferred, the 1996 Preferred and such other pari passu Preferred Stock on a pro rata basis in proportion to the respective amounts that would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

     3. In the event that assets of the Corporation remain after distribution to holders of Senior Preferred and 1996 Preferred and any other class or series of Preferred Stock ranking pari passu with the Senior Preferred and 1996 Preferred in accordance with subparagraph 1 of this paragraph F, the holders of the Common Stock and the holders of Preferred Stock ranking junior to the Senior Preferred, the 1996 Preferred and any other class or series of Preferred Stock ranking pari passu with the Senior Preferred and 1996 Preferred shall be entitled to distribution of such assets in accordance with their respective rights thereto.

                  IN WITNESS WHEREOF, the Corporation has caused the foregoing certificate to be signed by Paul A. Brown, its Chairman of the Board on January 26, 1996.



                                              HEARx Ltd.

                                              By:
                                                 ------------------------------
                                                        Paul A. Brown, M.D.
                                                       Chairman of the Board

                          REGISTRATION RIGHTS AGREEMENT


     This Registration Rights Agreement (the "Agreement") is made and entered as of this 26th day of January, 1996, by and among HEARx LTD, a Delaware corporation (the "Company"), Invemed Associates, Inc., a New York corporation ("Invemed"), and the Investors listed on Schedule A hereto pursuant to the Stock Purchase Agreement (the "SPA") dated as of the date hereof, by and among the Company, Invemed and the Investors.

     The parties hereby agree as follows:

     1. Certain Definitions

     As used in this Agreement, the following terms shall have the following meanings:

     "Common Stock" shall mean the Common Stock, par value $0.10 per share, of the Company.

     "Invemed Warrants" means warrants to purchase up to 2,250,000 shares of Common Stock issued pursuant to the SPA.

     "Investors" shall mean the Investors as defined in the SPA.

     "Investor Warrants" means warrants to purchase up to an aggregate of 14,909,090 shares of Common Stock issued pursuant to the SPA.

     "Prospectus" shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

     "1996 Preferred Stock" shall mean the 1996 Senior Preferred Stock, par value $1.00 per share, of the Company.

     "Register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act (as defined below), and the declaration or ordering of effectiveness of such registration statement or document.

     "Registrable Securities" shall mean (i) the Common Stock acquired upon the exercise of the Investor Warrants or the Invemed Warrants and (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Common Stock, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which its rights under this Agreement are not assigned.

     "Registration Statement" shall mean any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

     "SEC" means the U.S. Securities and Exchange Commission.

     "1933 Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     "1934 Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     "Warrants" means the Invemed Warrants and the Investor Warrants.

     2. Demand Registration.

     (a) Request for Registration. The holders of more than 50% of the Registrable Securities (computed in accordance with the provisions of the third and fourth sentence of Section 9(b)) may request registration under the 1933 Act of those Registrable Securities described in the notice to the Company requesting such registration. Within ten days after receipt of any such request, the Company will give written notice of such request to all other holders of Registrable Securities and will include in such registration all Registrable Securities with respect to which the holder has given notice to the Company of such holder's request for inclusion therein within 30 days after the receipt by such holder of the Company's notice. The holders of those Registrable Securities who originally requested registration and the holders who, in the manner specified above, thereafter requested to be included in such registration shall be collectively referred to herein as the "Participating Holders." If adverse tax consequences to the holder might result from exercise of the Warrant and the subsequent sale of the Common Stock acquired pursuant to the Warrant, the Company will use its best efforts to cause the underwriter of any underwritten Demand Registration or underwritten Piggyback Registration to purchase and exercise such Warrant or portion thereof as may be proffered by the holder thereof so that the holder may sell the Warrant or a portion thereof.

     (b) Demand Registration. The holders of Registrable Securities will collectively be entitled to only one demand registration as provided in subsection (a) above (the "Demand Registration") and that demand may be made at any time specified in subsection (a) by the holders of at least 50% of all outstanding Registrable Securities. The Company will pay all Registration expenses associated therewith, excluding discounts, commissions, or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Securities or fees or expenses of counsel to the holders in excess of $15,000. The Demand Registration will be a short-form registration on Form S-3 or any successor form thereof if the Company is permitted to use such short form. No securities other than Registrable Securities shall be included in the Demand Registration without the consent of the holders of at least 50% of all outstanding Registrable Securities.

     (c) Restrictions on Registration. The Company will not be obligated to effect any long-form Registration within six months after the effective date of a registration in which the holders of Registrable Securities were given piggyback rights pursuant to paragraph 3. The Company may postpone for up to three months the filing or the effectiveness of a registration statement for the Demand Registration if the Company's Board of Directors determines in good faith that the Demand Registration can be reasonably expected to have a materially adverse effect on any proposal or plan by the Company or any of its subsidiaries to engage in a transaction or series of transactions that are or may be material to the Company; provided that the Company may exercise this right only once in any 180 day period; and, provided further, that in the event the Company exercises this right, the Participating Holders will be entitled to withdraw such request and, if such request is withdrawn, such demand will not count as the Demand Registration.

     (d) Selection of Underwriters. The Participating Holders, by action of the holders of a majority of the Registrable Securities to be included in such registration, will have the right to select one or more investment banker(s) and manager(s), reasonably acceptable to the Company, to administer the offering.

     3. Piggyback Registrations.

     (a) Right to Piggyback. Whenever the Company proposes to register any of its securities under the 1933 Act, other than (i) pursuant to the Demand Registration, (ii) any other demand registration now outstanding to other holders of the Company's securities (which holders have the right to exclude holders of Registrable Securities from such registration) or (iii) registration on Form S-8, the Company will give 30 days prior written notice to all holders of Registrable Securities of the intention to effect such a registration and, subject to the provisions of subsection (c) hereof, will include in such registration all Registrable Securities with respect to which the holder has given notice of request for inclusion therein to the Company within 15 days after the receipt of the Company's notice (a "Piggyback Registration" and such requesting holders of Registrable Securities being herein referred to as "Piggyback Holders").

     (b) Piggyback Expenses. The Company will pay all Registration expenses of the Piggyback Holders, excluding discounts, commissions, or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Securities and excluding fees or expenses of counsel to the holders in excess of $5,000.

     (c) Priority on Piggyback Registration. If in respect of an underwritten Piggyback Registration, the managing underwriters advise the Company in writing that in their opinion, the number of securities to be included in such registration exceeds the number which can be sold in such offering, the priority of registration will be as follows: (i) first, the shares sought by the Company to be registered shall be included in such registration; and (ii) second, if all such shares are so included, all Registrable Securities requested by the Piggyback Holders to be included in such registration shall be so included along with other registrable securities of other holders exercising or otherwise given piggyback registration rights, pro rata on the basis of the number of shares requested to be included in each registration by such holders.

     (d) Selection of Underwriters. The Company will have the right to select one or more investment banker(s) and manager(s) to administer the offering.

     4. Holdback Agreements.

     (a) Each holder of Registrable Securities agrees not to effect any public sale or distribution of equity securities of the Company, or any securities convertible into or exercisable for such securities, during the seven days prior to and the 90-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration in which such holder's Registrable Securities are included (except as part of such underwritten registration) unless the underwriters managing the registered public offering otherwise agree; provided, that in no event shall a holder of Registrable Securities be subject to a limitation on sale or distribution that covers a period longer than that to which any other securityholder whose securities are included in the registration is subject.

     (b) The Company agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 90-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registration on Form S-8), unless the underwriters managing the registered public offering otherwise agree, and (ii) to cause each holder of at least 5% of any class of its equity securities, or any person that would own 5% of the Company's outstanding equity securities on conversion, exchange or exercise of securities convertible into or exchangeable or exercisable for such securities, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering made subsequent to such offering) to agree not to effect any public sale or distribution of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

     5. Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

     (a) prepare and file with the SEC a Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective and to remain continuously effective for a period which will terminate when all Registrable Securities covered by such Registration Statement, as amended from time to time, have been sold or a period of one year, whichever is shorter;

     (b) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective for the period specified in Section 5(a) and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all Registrable Securities; provided that, at a time reasonably prior to the filing of a Registration Statement or Prospectus, or any amendments or supplements thereto, the Company will furnish to the Participating Holders or the Piggyback Holders, as the case may be, copies of all documents proposed to be filed, which documents will be subject to the comments of the Participating Holders or the Piggyback Holders, as the case may be, and their counsel;

     (c) notify the Participating Holders or the Piggyback Holders, as the case may be, promptly, and confirm such advice in writing, (i) when the Prospectus or any supplement or post-effective amendment has been filed, and with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information,
(iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

        (d) make reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement;

            (e) furnish to the Participating Holders or the Piggyback
Holders, as the case may be, at least five copies of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

        (f) deliver to each Participating Holder or Piggyback Holder, as the case may be, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such holder may reasonably request in order to facilitate the disposition of the Registrable Securities;

     (g) prior to any public offering of Registrable Securities, use its reasonable best efforts to register or qualify or cooperate with the Participating Holders or the Piggyback Holders, as the case may be, and the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as the Participating Holders or the Piggyback Holders, as the case may be, or any underwriter reasonably requests in writing and do any and all other reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

     (h) cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;

     (i) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, usual and customary in form, with the managing underwriter of such offering; the Participating Holders or the Piggyback Holders, as the case may be, shall also enter into and perform their obligations under such agreement, usual and customary in form; the Company shall take such other actions as the underwriters reasonably request in order to expedite or facilitate a disposition of the Registrable Securities;

     (j) upon request, furnish to each Participating Holder or Piggyback Holder, as the case may be, a signed counterpart, addressed to such holder, of (i) an opinion of counsel for the Company, dated the effective date of such registration statement (or, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), and
(ii) a "comfort" letter, dated
the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities and, in the case of the accountants' letter, such other financial matters, as the principal underwriter with respect to such registration may reasonably request (or, if such registration does not involve an underwritten offering, as may reasonably (i.e., in conformity with Statement on Auditing Standards No. 72, as amended, or any successor statement thereto) be requested by holders of a majority of the Registrable Securities included in such registration);

     (k) immediately notify each Participating Holder or Piggyback Holder, as the case may be, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such holder, promptly prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

     (l) otherwise use its reasonable efforts to comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act, take such other actions as may be reasonably necessary to facilitate the registration or the disposition of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least twelve months, beginning after the effective date of the applicable Registration Statement, which earnings statement shall satisfy the provisions of subsection 11(a) of the 1933 Act (for the purpose of this subsection 5(b), "Availability Date" means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter).

     6. Indemnification.

     (a) Indemnification by Company. The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, each Participating Holder or Piggyback Holder as the case may be, such holder's officers, directors, partners and employees and each person who controls such holder (within the meaning of the 1933 Act) and each underwriter, if any (including any broker or dealer which may be deemed an underwriter) and each person who controls any underwriter of the Registrable Securities against all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorney's fees) and expenses caused by (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or any preliminary prospectus or any amendment or supplement thereto or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based upon any information furnished in writing to the Company by such holder, expressly for use therein, or (ii) any violation by the Company of any federal, state or common law, rule or regulation applicable to the Company in connection with any Registration Statement, Prospectus or any preliminary prospectus, or any amendment or supplement thereto, and shall reimburse, as incurred, each of the foregoing persons for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claims. The foregoing is subject to the condition that, insofar as the foregoing indemnities relate to any untrue statement, alleged untrue statement, omission or alleged omission made in any preliminary prospectus or Prospectus which is eliminated or remedied in any Prospectus or amendment or supplement thereto, the above indemnity obligations of the Company shall not inure to the benefit of any indemnified party if a copy of such final Prospectus or amendment or supplement thereto had been made available to such indemnified party and was not sent or given by such indemnified party at or prior to the time such action is required of such indemnified party by the 1933 Act and if delivery of such Prospectus or amendment or supplement thereto would have eliminated (or been a sufficient defense to) any liability of such indemnified party with respect to such statement or omission. Indemnity under this Section 4(a) shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the permitted transfer of the Registrable Securities.

     (b) Indemnification by Holder of Registrable Securities. In connection with any registration pursuant to the terms of this Agreement, the holder of Registrable Securities included in such registration will furnish to the Company in writing such information as the Company reasonably requests concerning the holder or the proposed manner of distribution for use in connection with any Registration Statement or Prospectus and agrees to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors and officers and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expense resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary prospectus or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information furnished in writing by the holder of Registrable Securities to the Company specifically for inclusion in such Registration Statement or Prospectus and that such information was substantially relied upon by the Company in preparation of the Registration Statement or Prospectus or any amendment or supplement thereto. In no event shall the liability of the holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds (net of all expense paid by such holder and the amount of any damages such holder has otherwise been required to pay by reason of such untrue statement or omission) received by such holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

     (c) Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest may exist between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys (in addition to local counsel) at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

     (d) Contribution. If for any reason the indemnification provided for in the preceding clauses (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

     7. Holders Entitled to Equivalent Rights. If the registration rights of the holders of Registrable Securities granted pursuant to this Agreement are less favorable to such holders than registration rights available to any other holder ("Other Holder") of securities of the Company on the date hereof ("Other Rights") are to such Other Holder, this Agreement shall be immediately and automatically amended, without the requirement of any action by the parties hereto, to provide the holders of Registrable Securities under this Agreement with registration rights at least as favorable as such Other Rights.

     8. Termination. The Company shall be under no obligation to effect any registration under this Agreement with respect to any Registrable Securities that may be sold pursuant to Rule 144(k) under the 1933 Act, and this Agreement shall terminate with respect to those securities.

     9. Miscellaneous.

     (a) Remedies. If the Company shall breach its obligations to register the Registrable Securities pursuant to this Agreement, the Investors shall be entitled to exercise all rights provided herein or granted by law, including recovery of damages, or in equity, including specific performance.

     (b) Amendments and Waivers. This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holder or holders of at least 662/3% or more of the shares of Registrable Securities (and, in the case of any amendment, action or omission to act that affects adversely any specific holder of Registrable Securities or a specific group of holders of Registrable Securities, the written consent of each such holder or holders of 75% or more of the Registrable Securities held by such group). Each holder of any Registrable Securities at the time and any subsequent holder of Registrable Securities shall be bound by any consent authorized by this subsection 9(b), whether or not such Registrable Securities shall have been marked to indicate such consent. The percentage of Registrable Securities held by a holder or holders for purposes of this paragraph shall be based on the sum of the shares then currently issuable upon exercise of Warrants held by such holder or holders plus shares issuable upon exercise of Warrants which such holder or holders would be holding if Warrants for such shares owned by such holder or holders had not been exercised. Warrants and shares issued upon the exercise of Warrants that are not Registrable Securities will be excluded from the computation set forth in the preceding sentence. Notwithstanding the foregoing, this Agreement shall automatically be amended in accordance with the provisions of Section 7.

     (c) Notices. All notices and other communications provided for or permitted hereunder shall be made as set forth in Section 8.4 of the SPA.

     (d) Assignments and Transfers by Investors. This Agreement and all the rights and obligations of the Investors hereunder may not be assigned or transferred to any transferee or assignee except as set forth herein. Each Investor may make such assignment or transfer to any transferee or assignee of any Registrable Securities, provided, that (i) such transfer is made expressly subject to this Agreement and the transferee agrees in writing to be bound by the terms and conditions hereof, and (ii) the Company is provided with written notice of such assignment. The Investors may assign or transfer their rights and obligations hereunder to each other, so long as the Company is provided with written notice of any such assignment or transfer. In addition, the Company hereby expressly consents to transfers or assignments of this Agreement and all the rights and obligations of an Investor hereunder by the Investor that is a partnership to its partners, pro rata in accordance with their ownership interests in the Investor, by an Investor that is a corporation, to its executive officers, directors, or shareholders, and by an Investor that is an individual to his or her spouse or children, provided, however, that (i) such transfer is made expressly subject to this Agreement and each transferee agrees in writing to be bound by the terms and conditions hereof, and (ii) the Company is provided with written notice of any such assignment.

     (e) Assignments and Transfers by the Company. This Agreement may not be assigned by the Company without the prior written consent of Investors, except that without the prior written consent of the Investors, but after notice duly given, the Company shall assign its rights and delegate its duties hereunder to any successor-in-interest corporation, and such successor-in-interest shall assume such rights and duties, in the event of a merger or consolidation of the Company with or into another corporation, or any merger or consolidation of another corporation with or into the Company which results directly or indirectly in an aggregate change in the ownership or control of more than 50% of the voting rights of the equity securities of the Company, or the sale of all or substantially all of the Company's assets.

     (f) Benefits of the Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

     (g) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (h) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     (i) Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

     (j) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

     (k) Further Assurances. The Parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

     (l) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     (m) Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of law.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


The Company:                                     HEARx LTD.


                                                 By:_________________________
                                                 Name:  Paul A. Brown, M.D.
                                                 Title: Chairman of the Board



Invemed:                                         INVEMED ASSOCIATES, INC.


                                                 By:_________________________
                                                 Name:
                                                 Title:



The Investors:



                                                 ------------------------------
                                                         Harris Berenholz



                                                 ------------------------------
                                                           Scott Bessent



                                                 ------------------------------
                                                         Arthur M. Blank



                                                 ------------------------------
                                                          Ronald M. Brill

                                                 ------------------------------
                                                         Elliot P. Brody



                                                 ------------------------------
                                                        Walter E. Burlock



                                                 ------------------------------
                                                         Walter Channing



                                                 ------------------------------
                                                      Stanley Druckenmiller


                                                 ------------------------------
                                                         John A. Ehinger



                                                 ------------------------------
                                                          Marianne Ehinger



                                                 ------------------------------
                                                           Gary Erlbaum



                                                 ------------------------------
                                                           Arminio Fraga



                                                 ------------------------------
                                                         Gary Gladstein

                                                 ------------------------------
                                                        John M. Hennessy



                                                 ------------------------------
                                                         Carlisle Jones



                                                 ------------------------------
                                                        Cristina H. Kepner



                                                 ------------------------------
                                                         Bruce M. Langone



                                                 ------------------------------
                                                        Kenneth G. Langone



                                                 ------------------------------
                                                        Elizabeth Larson



                                                 ------------------------------
                                                         Stephen A. Levin



                                                 ------------------------------
                                                          Bernard Marcus



                                                 ------------------------------
                                                         G. Allen Mebane

                                                 ------------------------------
                                                        Charles J. Murphy



                                                 ------------------------------
                                                         Gabriel Nechamkin



                                                 ------------------------------
                                                           Mark Sonnino



                                                 ------------------------------
                                                           George Soros



                                                 ------------------------------
                                                        Andrew R. Taussig



                                                 ------------------------------
                                                        Susan F. Taussig



                                                 ------------------------------
                                                         Thomas L. Teague



                                                 ------------------------------
                                                          Sean Warren

                                                 ------------------------------
                                                          Michael C. Neus



                                                 ------------------------------
                                                         Michael Erlbaum



                                                 ------------------------------
                                                         Steven Erlbaum

                                                                       EXHIBIT C

                           SELL ALONG RIGHTS AGREEMENT



     This Sell Along Rights Agreement (the "Agreement") is made and entered into as of this 26th day of January, 1996, by and among Paul A. Brown, M.D. (the "Control Shareholder"), a principal shareholder of HEARx Ltd., a Delaware corporation (the "Company"), and Invemed Associates, Inc., a New York corporation and the investors listed on Schedule A hereto ("Investors" under that Stock Purchase Agreement of even date herewith).

     The parties hereto agree as follows:

     1. In the event that the Control Shareholder proposes to transfer, in one or more related transactions, more than five percent (5%) of the shares of Common Stock of the Company, par value $.10 per share (the "Common Stock") (which for purposes of this Agreement shall be deemed to include all securities convertible into or exchangeable for Common Stock), held by the Control Shareholder (a "Sale of Securities") other than sales effected on Nasdaq, through the NASD Bulletin Board, or a national securities exchange pursuant to Rule 144 under the Securities Act of 1933, as amended, then the Control Shareholder shall permit the Investors, or cause the Investors to be permitted, to sell the same proportionate number of shares of Common Stock (which for purposes hereof shall include all securities exchangeable for or convertible into Common Stock) held by Investors as such Control Shareholder shall sell for the same consideration and otherwise on the same terms and conditions to be received by such Control Shareholder in the Sale of Securities.

     2. The obligations of the Control Shareholder under this Agreement to afford the Investors, or cause the Investors to be afforded, the rights referred to herein will be discharged if the Investors are given written notice which specifies the terms of the proposed transfer by the Control Shareholder and which allows the Investors ten business days to exercise such rights (by written reply addressed to such person as may be designated in the written notice, and if requested in such written notice, sent by registered mail, return receipt requested), and within such ten business day period the Investors have not given notice of exercise of such rights, provided, that in the event the terms of the proposed transfer change, the Investors shall be entitled to receive a new written notice and to reply to such notice in accordance with the provisions of this Section 2.

     3. The provisions of this Agreement may not be amended, modified or supplemented without the written consent of the parties hereto. This Agreement and all the rights and obligations of the Investors hereunder may not be assigned or transferred to any transferee or assignee except as set forth herein. The Investors may assign or transfer their rights and obligations hereunder to each other, so long as the Control Shareholder is provided with written notice of any such assignment or transfer. In addition, the Control Shareholder hereby expressly consents to transfers or assignments of this Agreement and all the rights and obligations of an Investor hereunder by an Investor that is a partnership to its partners, pro rata in accordance with their ownership interests in the Investor, by an Investor that is a corporation, to its executive officers, directors, or shareholders, and by an Investor that is an individual to his or her spouse or children, provided, however, that (i) such transfer is made expressly subject to this Agreement and each transferee agrees in writing to be bound by the terms and conditions hereof, and (ii) the Company is provided with written notice of any such assignment.

     4. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     5. This Agreement and Section 6.2 of the Stock Purchase Agreement referenced in the preamble hereof, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings between the parties with respect to such subject matter.

     6. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of law.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


The Control Shareholder:


                                               --------------------------------
                                               Paul A. Brown, M.D.


Invemed:                                       INVEMED ASSOCIATES, INC.


                                               By:
                                                  -----------------------------
                                               Name:
                                               Title:

The Investors:



                                                 ------------------------------
                                                         Harris Berenholz



                                                 ------------------------------
                                                          Scott Bessent



                                                 ------------------------------
                                                         Arthur M. Blank



                                                 ------------------------------
                                                         Ronald M. Brill



                                                 ------------------------------
                                                         Elliot P. Broidy



                                                 ------------------------------
                                                        Walter E. Burlock



                                                 ------------------------------
                                                         Walter Channing



                                                 ------------------------------
                                                       Stanley Druckenmiller

                                                 ------------------------------
                                                         John A. Ehinger



                                                 ------------------------------
                                                         Marianne Ehinger



                                                 ------------------------------
                                                          Gary Erlbaum



                                                 ------------------------------
                                                          Arminio Fraga



                                                 ------------------------------
                                                          Gary Gladstein



                                                 ------------------------------
                                                        John M. Hennessy



                                                 ------------------------------
                                                         Carlisle Jones


                                                 ------------------------------
                                                        Cristina H. Kepner



                                                 ------------------------------
                                                       Bruce M. Langone

                                                 ------------------------------
                                                      Kenneth G. Langone



                                                 ------------------------------
                                                        Elizabeth Larson



                                                 ------------------------------
                                                       Stephen A. Levin



                                                 ------------------------------
                                                         Bernard Marcus



                                                 ------------------------------
                                                         G. Allen Mebane



                                                 ------------------------------
                                                        Charles J. Murphy



                                                 ------------------------------
                                                         Gabriel Nechamkin



                                                 ------------------------------
                                                           Mark Sonnino

                                                 ------------------------------
                                                          George Soros



                                                 ------------------------------
                                                        Andrew R. Taussig



                                                 ------------------------------
                                                        Susan F. Taussig



                                                 ------------------------------
                                                         Thomas L. Teague



                                                 ------------------------------
                                                           Sean Warren

                                                -------------------------------
                                                         Michael C. Neus



                                                -------------------------------
                                                         Michael Erlbaum



                                                -------------------------------
                                                        Steven Erlbaum

                                                                       EXHIBIT D


     THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT COVERING THIS WARRANT UNDER SAID ACT OR AN EXEMPTION FROM REGISTRATION UNDER SAID ACT.

         VOID AFTER 5:00 P.M. NEW YORK TIME ON [                ] ("EXPIRATION
DATE").








                                   HEARx LTD.

                        WARRANT TO PURCHASE [ ] SHARES OF
                     COMMON STOCK, PAR VALUE $0.10 PER SHARE

     This is to certify that, for VALUE RECEIVED, [ ] ("Warrantholder"), is entitled to purchase, subject to the provisions of this Warrant, from HEARx Ltd., a Delaware corporation ("Company"), at any time not later than 5:00 P.M., New York time, on the Expiration Date, at the exercise price of Sixty-three cents ($0.63) per share (the exercise price in effect being herein called the "Warrant Price"), [ ] shares ("Warrant Shares") of Common Stock, par value $0.10 per share ("Common Stock"), of the Company. The number of Warrant Shares purchasable upon exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time as described herein.

     Section 1. Registration. The Company shall maintain books for the transfer and registration of the Warrant. Upon the initial issuance of the Warrant, the Company shall issue and register the Warrant in the name of the Warrantholder.

     Section 2. Transfers. As provided herein, the Warrant may be transferred only pursuant to a registration statement filed under the Securities Act of 1933, as amended ("Securities Act") or an exemption from registration thereunder. Subject to such restrictions, the Company shall transfer from time to time, the Warrant, upon the books to be maintained by the Company for that purpose, upon surrender thereof for transfer properly endorsed or accompanied by appropriate instructions for transfer upon any such transfer, and a new Warrant shall be issued to the transferee and the surrendered Warrant shall be cancelled by the Company.

     Section 3. Exercise of Warrant. Subject to the provisions hereof, the Warrantholder may exercise the Warrant in whole or in part at any time upon surrender of the Warrant, together with delivery of the duly executed Warrant exercise form attached thereto, to the Company, at or prior to 5:00 P.M. New York Time on the Expiration Date, together with payment of the Warrant Price, as such may be adjusted from time to time in accordance with Section 9, for the number of Warrant Shares in respect of which the Warrant is then exercisable. To the extent that any Warrant Shares remain outstanding at 5:01 P.M. on the Expiration Date, such outstanding Warrant Shares shall automatically expire and be of no further force and effect, and the holders thereof shall have no further right to exercise or transfer the same. Payment of the Warrant Price shall be made (x) in cash or by certified check payable in United States dollars, to the order of the Company and/or (y) through conversion of the Warrant, effected by the surrender to the Company of this Warrant. Upon surrender of the Warrant to the Company as payment of the Warrant Price, the holder thereof shall be entitled to receive a number of Warrant Shares arrived at by dividing the difference between the aggregate Market Price (as hereinafter defined) of the Warrant Shares issuable in respect of the Warrant surrendered and the aggregate Warrant Price in respect of the Warrant so surrendered by the Market Price per share of the Warrant Shares. "Market Price" as used herein shall mean, on any day, as of such day, the average of the reported closing sale price, regular way, in either case on any national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading any such exchange, as reported by the Nasdaq Stock Market, or if such shares are not then so listed or admitted to trading, the average of the bid and asked prices as reported by the NASD OTC Bulletin Board Service, if so reported, or if not so reported, then as furnished by National Quotation Bureau Incorporated or any similar organization selected from time to time by the Company for the purpose.

     Subject to Section 5, upon such surrender of the Warrant and payment of the Warrant Price as aforesaid, the Company shall issue and cause to be delivered to the Warrantholder or to such other person as the Warrantholder may designate, a certificate or certificates for the number of full Warrant Shares so purchased upon the exercise of the Warrant, together with cash, as provided in Section 10 hereof in respect of any fraction of a Warrant Share otherwise issuable upon such surrender. Such certificate or certificates shall be deemed to have been issued, and the person to whom they are issued shall be deemed to have become a holder of record of the Warrant Shares, as of the date of the surrender of the Warrant and payment of the Warrant Price as aforesaid unless counsel for the Company advises the Company in writing that an earlier date is permissible for purposes of applicable securities laws. The rights of purchase represented by the Warrant shall be exercisable, at the election of the Warrantholder either as an entirety or from time to time for part only of the Warrant Shares and, in the event that the Warrant is exercised in respect of less than all of the Warrant Shares specified herein at any time prior to the Expiration Date, a new Warrant will be issued to Warrantholder for the remaining number of Warrant Shares specified in the Warrant so surrendered within five business days.

     Section 4. Exercise and Transfer to Company with the Securities Act of 1933. Neither this Warrant nor the Common Stock issued upon exercise hereof nor any other security issued or issuable upon exercise of this Warrant may be offered or sold except as provided in this agreement and in conformity with the Securities Act of 1933, as amended, and then only against receipt of an agreement of such person to whom such offer of sale is made to comply with the provisions of this Section 4 with respect to any resale or other disposition of such security. The Company may cause the legend set forth on the first page of this Warrant to be set forth on each Warrant or any security issued or issuable upon exercise of this Warrant, unless counsel for the Company is of the opinion as to any such security that such legend is unnecessary or such security may then be sold pursuant to Rule 144(k) under the Securities Act of 1933.

     Section 5. Payment of Taxes. The Company will pay any documentary stamp taxes attributable to the initial issuance of Warrant Shares issuable upon the exercise of the Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue or delivery of any certificates for Warrant Shares in a name other than that of the registered holder of the Warrant in respect of which such shares are issued, and in such case, the Company shall not be required to issue or deliver any certificate for Warrant Shares or any Warrant until the person requesting the same has paid to the Company the amount of such tax or has established to the Company's satisfaction that such tax has been paid.

     Section 6. Mutilated or Missing Warrants. In case the Warrant shall be mutilated, lost, stolen, or destroyed, the Company shall issue in exchange and substitution of and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and for the purchase of a like number of Warrant Shares, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of the Warrant, and with respect to a lost, stolen or destroyed Warrant, reasonable indemnity or bond, if requested by the Company.

     Section 7. Reservation of Common Stock. The Company hereby represents and warrants that there have been reserved, and the Company shall at all applicable times keep reserved, out of the authorized and unissued Common Stock, a number of shares sufficient to provide for the exercise of the rights of purchase represented by the Warrant, and the American Stock Transfer & Trust Company, the transfer agent for the Common Stock ("Transfer Agent"), and every subsequent transfer agent for the Common Stock or other shares of the Company's capital stock issuable upon the exercise of any of the right of purchase aforesaid shall be irrevocably authorized and directed at all times to reserve such number of authorized and unissued shares of Common Stock as shall be requisite for such purpose. The Company agrees that all Warrant Shares issued upon exercise of the Warrant shall be, at the time of delivery of the certificates for such Warrant Shares, duly authorized, validly issued, fully paid and non-assessable shares of Common Stock of the Company. The Company will keep a conformed copy of this Warrant on file with the Transfer Agent and with every subsequent transfer agent for the Common Stock or other shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrant. The Company will supply from time to time the Transfer Agent with duly executed stock certificates required to honor the outstanding Warrant. After the Expiration Date, no Common Stock shall be subject to reservation in respect to such Warrant Shares which shall have expires.

     Section 8. Warrant Price. The Warrant Price, subject to adjustment as provided in Section 9, shall, if payment is made in cash or by certified check, be payable in lawful money of the United States of America.

     Section 9. Adjustments. Subject and pursuant to the provisions of this
Section 9, the Warrant Price and number of Warrant Shares subject to this Warrant shall be subject to adjustment from time to time as set forth hereinafter. If the adjustment provisions contained in this Section 9 are less favorable to the holders of this warrant than adjustment provisions available to any other holder (the "Other Holder") of convertible securities of the Company or warrants, options or similar rights exercisable for Common Stock of the Company with respect to such securities ("Other Rights") are to any such Other Holder, this Warrant shall be immediately and automatically amended, without the requirement of any action by the holder or the Company, to provide the holder of this Warrant with adjustment rights at least as favorable as such Other Rights.

     (a) If the Company shall at any time or from time to time while the Warrant is outstanding, pay a dividend or make a distribution on its Common Stock in shares of Common Stock, subdivide its outstanding shares of Common Stock into a greater number of shares or combine its outstanding shares into a smaller number of shares or issue by reclassification of its outstanding shares of Common Stock any shares of its capital stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then the number of Warrant Shares purchasable upon exercise of the Warrant and the Warrant Price in effect immediately prior to the date upon which such change shall become effective, shall be adjusted by the Company so that the Warrantholder thereafter exercising the Warrant shall be entitled to receive the number of shares of Common Stock or other capital stock which the Warrantholder would have received if the Warrant had been exercised immediately prior to such event. Such adjustment shall be made successively whenever any event listed above shall occur.

     (b) If any capital reorganization, reclassification of the capital stock of the Company, consolidation or merger of the Company with another corporation, or sale, transfer or other disposition of all or substantially all of the Company's properties to another corporation shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition, lawful and adequate provision shall be made whereby each Warrantholder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Warrant Shares immediately theretofore issuable upon exercise of the Warrant, such shares of stock, securities or properties as may be issuable or payable with respect to or in exchange for a number of outstanding Warrant Shares equal to the number of Warrant Shares immediately theretofore issuable upon exercise of the Warrant, had such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of each Warrantholder to the end that the provisions hereof (including, without limitations, provision for adjustment of the Warrant Price) shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any shares of stock, securities or properties thereafter deliverable upon the exercise thereof. The Company shall not effect any such consolidation, merger, sale, transfer or other disposition unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation or entity shall assume, by written instrument executed and delivered to the Company, the obligation to deliver to the holder of the Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase and the other obligations under this Warrant.

The above provisions of this paragraph (b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions.

     (c) In case the Company shall fix a record date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends or distributions referred to in Section 9(a)), or subscription rights or warrants, the Warrant Price to be in effect after such record date shall be determined by multiplying the Warrant Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by the Market Price per share of Common Stock (as determined pursuant to Section
3), less the fair market value (as determined by the Company's Board of Directors in good faith) of said assets or evidences of indebtedness so distributed, or of such subscription rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such current Market Price per share of Common Stock. Such adjustment shall be made successively whenever such a record date is fixed.

     (d) (i) After the date hereof, if the Company shall at any time or from time to time while the Warrant is outstanding, issue or sell any shares of Common Stock (other than Excluded Stock, as hereinafter defined) for a consideration per share less than the Warrant Price in effect immediately prior to the time of such issue or sale then, forthwith upon such issue or sale, the Warrant Price shall be reduced (but not increased) to the consideration per share received by the Company for such shares of Common Stock issued or sold. Such adjustment shall be made successively whenever such issuance or sale is made. No adjustment of the Warrant Price, however, shall be made in an amount less than $.01 per share, but any such lesser adjustment shall be carried forward and shall be made at the time of and together with the next subsequent adjustment. In no event shall the Warrant Price be adjusted so that the Warrant Price per share is less than the then par value per share of Common Stock. For purposes hereof, the term "Excluded Stock" shall mean (i) shares of Common Stock issued pursuant to the exercise or conversion of options, warrants and preferred stock outstanding on the date hereof or pursuant to the terms of agreements existing on the date hereof, in accordance with the terms of such securities and agreements in effect on the date hereof, (ii) shares of Common Stock issued pursuant to the conversion of Senior Preferred Stock, Series C ("Senior C Preferred") in accordance with the terms of such security on the date hereof, and which Senior C Preferred is issued pursuant to the exercise of warrants outstanding on the date hereof, in accordance with terms of such warrants in effect on the date hereof and (iii) up to 1,500,000 shares of Common Stock issued pursuant to the exercise of employee stock options granted subsequent to the date hereof pursuant to the Company's employee stock option plan, subject to appropriate adjustment in the event of stock splits, stock dividends, combinations, reclassifications or similar events (e.g., in the event of a 1-for-15 reverse stock split, the total number of shares of Common Stock issuable pursuant to this clause (iii) shall be 100,000).

     (ii) Upon each adjustment of the Warrant Price, the Warrantholder shall thereafter be entitled to purchase at the Warrant Price resulting from such adjustment, that number of Warrant Shares obtained by multiplying the Warrant Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Price resulting from such adjustment. Upon each adjustment of the Warrant Price, the number of Warrant Shares represented by this Warrant shall be adjusted to equal the number of shares of Common Stock purchasable by the Warrantholder.

     (iii) For purposes of Section 9(d)(i), the following paragraphs (A) to (F), inclusive, shall be applicable:

     (A) Issuance of Rights, Options or Warrants. In case at any time after the date hereof the Company shall in any manner grant any rights to subscribe for or to purchase, any options or warrants (other than subscription rights or warrants subject to the provisions of Section 9(c)) for the purchase of shares of Common Stock or any stock or securities convertible into or exchangeable for Common Stock (such convertible or exchangeable stock or securities being herein called "Convertible Securities"), whether or not such rights, options or warrants or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which shares of Common Stock are issuable upon the exercise of such rights, options or warrants, or upon conversion or exchange of such Convertible Securities (determined by dividing
(i) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights, options or warrants, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of such rights, options or warrants, plus, in the case of such rights, options or warrants which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such rights, options or warrants or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights, options or warrants) shall be less than the Warrant Price in effect immediately prior to the time of the granting of such rights, options or warrants, as the case may be, then the maximum number of shares of Common Stock issuable upon the exercise of such rights, options or warrants or upon conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options shall be deemed to be outstanding as of the date of the granting of such rights or options and to have been issued for such price per share, with the effect on the Warrant Price specified in Section 9(d)(i). Except as provided in subparagraph (C), no further adjustment of the Warrant Price shall be made upon the actual issue of such shares of Common Stock or of such Convertible Securities upon exercise of such rights, options or warrants or upon the actual issue of such shares of Common Stock upon conversion or exchange of such Convertible Securities.

     (B) Issuance of Convertible Securities. In case at any time after the date hereof the Company shall in any manner issue or sell any Convertible Securities, whether or not the right to exchange or convert thereunder is immediately exercisable, and the price per share for which shares of Common Stock are issuable upon such conversion or exchange (determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Warrant Price in effect immediately prior to the time of such issue or sale, then the maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to be outstanding as of the date of the issue or sale of such

Convertible Securities and to have been issued for such price per share, with the effect on the Warrant Price specified in Section 9(d)(i); provided, however, that (a) except as otherwise provided in subparagraph (C), no further adjustment of the Warrant Price shall be made upon the actual issue of such shares of Common Stock upon conversion or exchange of such Convertible Securities, and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any rights to subscribe for or to purchase or any option or warrant to purchase any such Convertible Securities for which adjustments of the Warrant Price are made pursuant to the provisions of subparagraph (A), no further adjustment of the Warrant Price shall be made by reason of such issue or sale.

     (C) Decrease in Option Price or Conversion Rate. Upon the happening of any of the following events, namely, if the purchase price provided for in any right, option or warrant referred to in subparagraph (A), or the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraphs (A) or (B) shall decrease, or the rate at which any Convertible Securities referred to in subparagraphs (A) or (B) are convertible into or exchangeable for shares of Common Stock shall increase, the Warrant Price then in effect hereunder shall forthwith be decreased to the Warrant Price which would have been in effect at such time had such rights, options, warrants or Convertible Securities provided for such changed purchase price, reduced consideration or increased conversion rate, as the case may be, at the time they had initially been granted, issued or sold.

     (D) Consideration for Stock. In case at any time shares of Common Stock or Convertible Securities or any rights or options to purchase any such shares of Common Stock or Convertible Securities shall be issued or sold for cash, the consideration therefor shall be deemed to be the amount of cash paid therefor before deducting therefrom any discounts, commissions or other expenses allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof. In case at any time any shares of Common Stock, Convertible Securities or any rights, options or warrants to purchase any such shares of Common Stock or Convertible Securities shall be issued or sold for consideration other than cash, the amount of consideration other than cash received by the Company shall be deemed to be the fair value of such consideration, as determined reasonably and in good faith by the Board of Directors of the Company. In case at any time any shares of Common Stock, Convertible Securities or any rights, options or warrants to purchase any shares of Common Stock or Convertible Securities shall be issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration received therefor shall be deemed to be the fair value, as determined reasonably and in good faith by the Board of Directors of the Company, of such portion of the assets and business of the nonsurviving corporation as such Board of Directors may reasonably and in good faith determine to be attributable to such shares of Common Stock. Convertible Securities, rights, options or warrants, as the case may be. In case at any time any rights, options or warrants to purchase any shares of Common

Stock or Convertible Securities shall be issued in connection with the issue and sale of other securities of the Company, together comprising one integral transaction in which no consideration is allocated to such rights, options or warrants by the parties thereto, such rights, options or warrants shall be deemed to have been issued without consideration.

     (e) An adjustment shall become effective immediately after the record date in the case of each dividend or distribution and immediately after the effective date of each other event which requires an adjustment.

     (f) The form of Warrant need not be changed because of any change pursuant to this Section 9, and Warrants issued after such change may state the same Warrant Price and the same number of Warrant Shares as is stated in the Warrant initially issued pursuant hereto. However, subject to the consent of the Warrantholder, which shall not be unreasonably withheld, the Company may at any time in its sole discretion make any change on the Warrant that the Company may deem appropriate which does not affect the substance thereof, and any Warrants thereafter issued, whether in exchange or substitution for any outstanding Warrant Shares or otherwise, may be in the form as so changed.

     (g) In the event that, as a result of an adjustment made pursuant to
Section 8(a), the holder of the Warrant shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, the number of such other shares so receivable upon exercise of the Warrant shall be subject thereafter to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in this Warrant.

     (h) Shares of Common Stock owned by or held for the account of the Company or any majority-owned subsidiary shall not be deemed outstanding for the purpose of any computation under this Agreement.

         Section 10. Fractional Interest. The Company shall not be required to issue fractions of Warrant Shares upon the exercise of the Warrant. If any fraction of a Warrant Share would, except for the provisions of this Section, be issuable upon the exercise of the Warrant (or specified portions thereof), the Company shall purchase such fraction for an amount in cash equal to the current market value of such fraction based upon the current Market Price (determined pursuant to Section 3) of a Warrant Share. All calculations under this Section 10 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

     Section 11. Benefits. Nothing in this Warrant shall be construed to give any person, firm or corporation (other than the Company and the Warrantholder) any legal or equitable right, remedy or claim, it being agreed that this Warrant shall be for the sole and exclusive benefit of the Company and the Warrantholder.

     Section 12. Notices to Warrantholder. Upon the happening of any event requiring an adjustment of the Warrant Price, the Company shall forthwith give written notice thereof to the Warrantholder at the address appearing in the records of the Company, stating the adjusted Warrant Price and the adjusted number of Warrant Shares resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. The certificate of the Company's independent certified public accountants shall be conclusive evidence of the correctness of any computation made, absent manifest error. Failure to give such notice to the Warrantholder or any defect therein shall not affect the legality or validity of the subject adjustment.

     Section 13. Identity of Transfer Agent. The Transfer Agent for the Common Stock is American Stock Transfer & Trust Company, 99 Wall Street, New York, New York 10005. Forthwith upon the appointment of any subsequent transfer agent for the Common Stock or other shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrant, the Company will mail to the Warrantholder a statement setting forth the name and address of such transfer agent.

     Section 14. Notices. Any notice pursuant hereto to be given or made by the Warrantholder to or on the Company shall be sufficiently given or made if sent by certified mail, return receipt requested, postage prepaid, addressed as follows:

                  HEARx LTD.
                  Attention:  Paul A. Brown, M.D.
                  Chairman and Chief Executive Officer
                  471 Spencer Drive
                  West Palm Beach, Florida 33409

or such other address as the Company may specify in writing by notice to the Warrantholder complying as to delivery with the terms of this Section 14.


     Any notice pursuant hereto to be given or made by the Company to or on the Warrantholder shall be sufficiently given or made if sent by certified mail, return receipt requested, postage prepaid, to the address set forth on the books of the Company or, as to each of the Company and the Warrantholder, at such other address as shall be designated by such party by written notice to the other party complying as to delivery with the terms of this Section 14. All such notices, requests, demands, directions and other communications shall, when mailed be effective when deposited in the mails addressed as aforesaid.

     Section 15. Supplements and Amendments. The Company may from time to time supplement or amend this Warrant without the approval of the Warrantholder in order to cure any ambiguity or to correct or supplement any provisions contained herein which may be defective or inconsistent with any other provision herein or to make any other provisions in regard to matters or questions arising hereunder which shall not be inconsistent with the provisions of the Warrant and which shall not in any manner adversely affect the interests of the Warrantholder.

     Section 16. Successors. All the covenants and provisions hereof by or for the benefit of the Company shall bind and inure to the benefit of its respective successors and assigns hereunder.

     Section 17. Governing Law. This Warrant shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be construed in accordance with the laws of said State.

     IN WITNESS WHEREOF, the parties hereto have caused this Warrant to be duly executed, as of the day and year first above written.

                                                 HEARx LTD.



                                                 By:___________________________
                                                         Paul A. Brown M.D.
                                                       Chairman of the Board



Attest:


------------------------------

                                   HEARx LTD.
                              WARRANT EXERCISE FORM



HEARx LTD.
471 Spencer
West Palm Beach, Florida 33409

         This undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant ("Warrant") for, and to purchase thereunder by (CHECK AS APPLICABLE) [] payment by cash or certified check; [] conversion of the within Warrant by surrender of the Warrant, _______________ shares of Common Stock* ("Warrant Shares") provided for therein, and requests that certificates for the Warrant Shares be issued as follows:

                           -------------------------------
                           Name

                           --------------------------------
                           Address
                           --------------------------------

                           --------------------------------

                           --------------------------------
                           Federal Tax Identification No.
                           or Social Security No.

and, if the number of Warrant Shares shall not be all the Warrant Shares purchasable upon exercise of the Warrant, that a new Warrant for the balance of the Warrant Shares





* NOTE: If conversion of the Warrant is made by surrender of the Warrant and the number of shares indicated exceeds the maximum number of shares to which a holder is entitled, the Company will issue such maximum number of shares.

purchasable upon exercise of the Warrant be registered in the name of the undersigned Warrantholder or the undersigned's Assignee as below indicated and delivered to the address stated below.

Dated:___________________, ____



                                       Signature:______________________________


                                                 ------------------------------
                                                 Name (please print)

                                                 ------------------------------
                                                 Address


                                                 ------------------------------


                                                 ------------------------------
                                                 Federal Identification or
                                                 Social Security No.


                                           Note: The above signature must
                                                 correspond with the name of the
                                                 registered holder as written
                                                 on the first page of the
                                                 Warrant in every particular,
                                                 without alteration or
                                                 enlargement or any change
                                                 whatever, unless the Warrant
                                                 has been assigned.

                                                                     EXHIBIT E-1


     THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT COVERING THIS WARRANT UNDER SAID ACT OR AN EXEMPTION FROM REGISTRATION UNDER SAID ACT.

     VOID AFTER 5:00 P.M. NEW YORK TIME ON [ ] ("EXPIRATION DATE").








                                   HEARx LTD.

                    CLASS A WARRANT TO PURCHASE [ ] SHARES OF
                     COMMON STOCK, PAR VALUE $0.10 PER SHARE

     This is to certify that, for VALUE RECEIVED, [ ] ("Warrantholder"), is entitled to purchase, subject to the provisions of this Warrant, from HEARx Ltd., a Delaware corporation ("Company"), at any time not later than 5:00 P.M., New York time, on the Expiration Date, at the exercise price of Fifty-five cents ($0.55) per share (the exercise price in effect being herein called the "Warrant Price"), [ ] shares ("Warrant Shares") of Common Stock, par value $0.10 per share ("Common Stock"), of the Company. The number of Warrant Shares purchasable upon exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time as described herein.

     Section 1. Registration. The Company shall maintain books for the transfer and registration of the Warrant. Upon the initial issuance of the Warrant, the Company shall issue and register the Warrant in the name of the Warrantholder.

     Section 2. Transfers. As provided herein, the Warrant may be transferred only pursuant to a registration statement filed under the Securities Act of 1933, as amended ("Securities Act") or an exemption from registration thereunder. Subject to such restrictions, the Company shall transfer from time to time, the Warrant, upon the books to be maintained by the Company for that purpose, upon surrender thereof for transfer properly endorsed or accompanied by appropriate instructions for transfer upon any such transfer, and a new Warrant shall be issued to the transferee and the surrendered Warrant shall be cancelled by the Company.

     Section 3. Exercise of Warrant. Subject to the provisions hereof, the Warrantholder may exercise the Warrant in whole or in part at any time upon surrender of the Warrant, together with delivery of the duly executed Warrant exercise form attached thereto, to the Company, at or prior to 5:00 P.M. New York Time on the Expiration Date, together with payment of the Warrant Price, as such may be adjusted from time to time in accordance with Section 9, for the number of Warrant Shares in respect of which the Warrant is then exercisable. To the extent that any Warrant Shares remain outstanding at 5:01 P.M. on the Expiration Date, such outstanding Warrant Shares shall automatically expire and be of no further force and effect, and the holders thereof shall have no further right to exercise or transfer the same. Payment of the Warrant Price shall be made (x) in cash or by certified check payable in United States dollars, to the order of the Company and/or (y) through conversion of the Warrant, effected by the surrender to the Company of this Warrant. Upon surrender of the Warrant to the Company as payment of the Warrant Price, the holder thereof shall be entitled to receive a number of Warrant Shares arrived at by dividing the difference between the aggregate Market Price (as hereinafter defined) of the Warrant Shares issuable in respect of the Warrant surrendered and the aggregate Warrant Price in respect of the Warrant so surrendered by the Market Price per share of the Warrant Shares. "Market Price" as used herein shall mean, on any day, as of such day, the average of the reported closing sale price, regular way, in either case on any national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading any such exchange, as reported by the Nasdaq Stock Market, or if such shares are not then so listed or admitted to trading, the average of the bid and asked prices as reported by the NASD OTC Bulletin Board Service, if so reported, or if not so reported, then as furnished by National Quotation Bureau Incorporated or any similar organization selected from time to time by the Company for the purpose.

     Subject to Section 5, upon such surrender of the Warrant and payment of the Warrant Price as aforesaid, the Company shall issue and cause to be delivered to the Warrantholder or to such other person as the Warrantholder may designate, a certificate or certificates for the number of full Warrant Shares so purchased upon the exercise of the Warrant, together with cash, as provided in Section 10 hereof in respect of any fraction of a Warrant Share otherwise issuable upon such surrender. Such certificate or certificates shall be deemed to have been issued, and the person to whom they are issued shall be deemed to have become a holder of record of the Warrant Shares, as of the date of the surrender of the Warrant and payment of the Warrant Price as aforesaid unless counsel for the Company advises the Company in writing that an earlier date is permissible for purposes of applicable securities laws. The rights of purchase represented by the Warrant shall be exercisable, at the election of the Warrantholder either as an entirety or from time to time for part only of the Warrant Shares and, in the event that the Warrant is exercised in respect of less than all of the Warrant Shares specified herein at any time prior to the Expiration Date, a new Warrant will be issued to Warrantholder for the remaining number of Warrant Shares specified in the Warrant so surrendered within five business days.

     Section 4. Exercise and Transfer to Company with the Securities Act of 1933. Neither this Warrant nor the Common Stock issued upon exercise hereof nor any other security issued or issuable upon exercise of this Warrant may be offered or sold except as provided in this agreement and in conformity with the Securities Act of 1933, as amended, and then only against receipt of an agreement of such person to whom such offer of sale is made to comply with the provisions of this Section 4 with respect to any resale or other disposition of such security. The Company may cause the legend set forth on the first page of this Warrant to be set forth on each Warrant or any security issued or issuable upon exercise of this Warrant, unless counsel for the Company is of the opinion as to any such security that such legend is unnecessary or such security may then be sold pursuant to Rule 144(k) under the Securities Act of 1933.

     Section 5. Payment of Taxes. The Company will pay any documentary stamp taxes attributable to the initial issuance of Warrant Shares issuable upon the exercise of the Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue or delivery of any certificates for Warrant Shares in a name other than that of the registered holder of the Warrant in respect of which such shares are issued, and in such case, the Company shall not be required to issue or deliver any certificate for Warrant Shares or any Warrant until the person requesting the same has paid to the Company the amount of such tax or has established to the Company's satisfaction that such tax has been paid.

     Section 6. Mutilated or Missing Warrants. In case the Warrant shall be mutilated, lost, stolen, or destroyed, the Company shall issue in exchange and substitution of and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and for the purchase of a like number of Warrant Shares, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of the Warrant, and with respect to a lost, stolen or destroyed Warrant, reasonable indemnity or bond, if requested by the Company.

     Section 7. Reservation of Common Stock. The Company hereby represents and warrants that there have been reserved, and the Company shall at all applicable times keep reserved, out of the authorized and unissued Common Stock, a number of shares sufficient to provide for the exercise of the rights of purchase represented by the Warrant, and the American Stock Transfer & Trust Company, the transfer agent for the Common Stock ("Transfer Agent"), and every subsequent transfer agent for the Common Stock or other shares of the Company's capital stock issuable upon the exercise of any of the right of purchase aforesaid shall be irrevocably authorized and directed at all times to reserve such number of authorized and unissued shares of Common Stock as shall be requisite for such purpose. The Company agrees that all Warrant Shares issued upon exercise of the Warrant shall be, at the time of delivery of the certificates for such Warrant Shares, duly authorized, validly issued, fully paid and non-assessable shares of Common Stock of the Company. The Company will keep a conformed copy of this Warrant on file with the Transfer Agent and with every subsequent transfer agent for the Common Stock or other shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrant. The Company will supply from time to time the Transfer Agent with duly executed stock certificates required to honor the outstanding Warrant. After the Expiration Date, no Common Stock shall be subject to reservation in respect to such Warrant Shares which shall have expires.

     Section 8. Warrant Price. The Warrant Price, subject to adjustment as provided in Section 9, shall, if payment is made in cash or by certified check, be payable in lawful money of the United States of America.

     Section 9. Adjustments. Subject and pursuant to the provisions of this
Section 9, the Warrant Price and number of Warrant Shares subject to this Warrant shall be subject to adjustment from time to time as set forth hereinafter. If the adjustment provisions contained in this Section 9 are less favorable to the holders of this warrant than adjustment provisions available to any other holder (the "Other Holder") of convertible securities of the Company or warrants, options or similar rights exercisable for Common Stock of the Company with respect to such securities ("Other Rights") are to any such Other Holder, this Warrant shall be immediately and automatically amended, without the requirement of any action by the holder or the Company, to provide the holder of this Warrant with adjustment rights at least as favorable as such Other Rights.

     (a) If the Company shall at any time or from time to time while the Warrant is outstanding, pay a dividend or make a distribution on its Common Stock in shares of Common Stock, subdivide its outstanding shares of Common Stock into a greater number of shares or combine its outstanding shares into a smaller number of shares or issue by reclassification of its outstanding shares of Common Stock any shares of its capital stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then the number of Warrant Shares purchasable upon exercise of the Warrant and the Warrant Price in effect immediately prior to the date upon which such change shall become effective, shall be adjusted by the Company so that the Warrantholder thereafter exercising the Warrant shall be entitled to receive the number of shares of Common Stock or other capital stock which the Warrantholder would have received if the Warrant had been exercised immediately prior to such event. Such adjustment shall be made successively whenever any event listed above shall occur.

     (b) If any capital reorganization, reclassification of the capital stock of the Company, consolidation or merger of the Company with another corporation, or sale, transfer or other disposition of all or substantially all of the Company's properties to another corporation shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition, lawful and adequate provision shall be made whereby each Warrantholder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Warrant Shares immediately theretofore issuable upon exercise of the Warrant, such shares of stock, securities or properties as may be issuable or payable with respect to or in exchange for a number of outstanding Warrant Shares equal to the number of Warrant Shares immediately theretofore issuable upon exercise of the Warrant, had such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of each Warrantholder to the end that the provisions hereof (including, without limitations, provision for adjustment of the Warrant Price) shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any shares of stock, securities or properties thereafter deliverable upon the exercise thereof. The Company shall not effect any such consolidation, merger, sale, transfer or other disposition unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation or entity shall assume, by written instrument executed and delivered to the Company, the obligation to deliver to the holder of the Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase and the other obligations under this Warrant.

The above provisions of this paragraph (b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions.

     (c) In case the Company shall fix a record date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends or distributions referred to in Section 9(a)), or subscription rights or warrants, the Warrant Price to be in effect after such record date shall be determined by multiplying the Warrant Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by the Market Price per share of Common Stock (as determined pursuant to Section
3), less the fair market value (as determined by the Company's Board of Directors in good faith) of said assets or evidences of indebtedness so distributed, or of such subscription rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such current Market Price per share of Common Stock. Such adjustment shall be made successively whenever such a record date is fixed.

     (d) (i) After the date hereof, if the Company shall at any time or from time to time while the Warrant is outstanding, issue or sell any shares of Common Stock (other than Excluded Stock, as hereinafter defined) for a consideration per share less than the Warrant Price in effect immediately prior to the time of such issue or sale then, forthwith upon such issue or sale, the Warrant Price shall be reduced (but not increased) to the consideration per share received by the Company for such shares of Common Stock issued or sold. Such adjustment shall be made successively whenever such issuance or sale is made. No adjustment of the Warrant Price, however, shall be made in an amount less than $.01 per share, but any such lesser adjustment shall be carried forward and shall be made at the time of and together with the next subsequent adjustment. In no event shall the Warrant Price be adjusted so that the Warrant Price per share is less than the then par value per share of Common Stock. For purposes hereof, the term "Excluded Stock" shall mean (i) shares of Common Stock issued pursuant to the exercise or conversion of options, warrants and preferred stock outstanding on the date hereof or pursuant to the terms of agreements existing on the date hereof, in accordance with the terms of such securities and agreements in effect on the date hereof, (ii) shares of Common Stock issued pursuant to the conversion of Senior Preferred Stock, Series C ("Senior C Preferred") in accordance with the terms of such security on the date hereof, and which Senior C Preferred is issued pursuant to the exercise of warrants outstanding on the date hereof, in accordance with terms of such warrants in effect on the date hereof and (iii) up to 1,500,000 shares of Common Stock issued pursuant to the exercise of employee stock options granted subsequent to the date hereof pursuant to the Company's employee stock option plan, subject to adjustment in the event of stock splits, stock dividends, combinations, reclassifications or similar events (e.g., in the event of a 1-for-15 reverse stock split, the total number of shares of Common Stock issuable pursuant to this clause (iii) shall be 100,000).

     (ii) Upon each adjustment of the Warrant Price, the Warrantholder shall thereafter be entitled to purchase at the Warrant Price resulting from such adjustment, that number of Warrant Shares obtained by multiplying the Warrant Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Price resulting from such adjustment. Upon each adjustment of the Warrant Price, the number of Warrant Shares represented by this Warrant shall be adjusted to equal the number of shares of Common Stock purchasable by the Warrantholder.

     (iii) For purposes of Section 9(d)(i), the following paragraphs (A) to (F), inclusive, shall be applicable:

     (A) Issuance of Rights, Options or Warrants. In case at any time after the date hereof the Company shall in any manner grant any rights to subscribe for or to purchase, any options or warrants (other than subscription rights or warrants subject to the provisions of Section 9(c)) for the purchase of shares of Common Stock or any stock or securities convertible into or exchangeable for Common Stock (such convertible or exchangeable stock or securities being herein called "Convertible Securities"), whether or not such rights, options or warrants or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which shares of Common Stock are issuable upon the exercise of such rights, options or warrants, or upon conversion or exchange of such Convertible Securities (determined by dividing
(i) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights, options or warrants, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of such rights, options or warrants, plus, in the case of such rights, options or warrants which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such rights, options or warrants or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights, options or warrants) shall be less than the Warrant Price in effect immediately prior to the time of the granting of such rights, options or warrants, as the case may be, then the maximum number of shares of Common Stock issuable upon the exercise of such rights, options or warrants or upon conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options shall be deemed to be outstanding as of the date of the granting of such rights or options and to have been issued for such price per share, with the effect on the Warrant Price specified in Section 9(d)(i). Except as provided in subparagraph (C), no further adjustment of the Warrant Price shall be made upon the actual issue of such shares of Common Stock or of such Convertible Securities upon exercise of such rights, options or warrants or upon the actual issue of such shares of Common Stock upon conversion or exchange of such Convertible Securities.

     (B) Issuance of Convertible Securities. In case at any time after the date hereof the Company shall in any manner issue or sell any Convertible Securities, whether or not the right to exchange or convert thereunder is immediately exercisable, and the price per share for which shares of Common Stock are issuable upon such conversion or exchange (determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Warrant Price in effect immediately prior to the time of such issue or sale, then the maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to be outstanding as of the date of the issue or sale of such

Convertible Securities and to have been issued for such price per share, with the effect on the Warrant Price specified in Section 9(d)(i); provided, however, that (a) except as otherwise provided in subparagraph (C), no further adjustment of the Warrant Price shall be made upon the actual issue of such shares of Common Stock upon conversion or exchange of such Convertible Securities, and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any rights to subscribe for or to purchase or any option or warrant to purchase any such Convertible Securities for which adjustments of the Warrant Price are made pursuant to the provisions of subparagraph (A), no further adjustment of the Warrant Price shall be made by reason of such issue or sale.

     (C) Decrease in Option Price or Conversion Rate. Upon the happening of any of the following events, namely, if the purchase price provided for in any right, option or warrant referred to in subparagraph (A), or the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraphs (A) or (B) shall decrease, or the rate at which any Convertible Securities referred to in subparagraphs (A) or (B) are convertible into or exchangeable for shares of Common Stock shall increase, the Warrant Price then in effect hereunder shall forthwith be decreased to the Warrant Price which would have been in effect at such time had such rights, options, warrants or Convertible Securities provided for such changed purchase price, reduced consideration or increased conversion rate, as the case may be, at the time they had initially been granted, issued or sold.

     (D) Consideration for Stock. In case at any time shares of Common Stock or Convertible Securities or any rights or options to purchase any such shares of Common Stock or Convertible Securities shall be issued or sold for cash, the consideration therefor shall be deemed to be the amount of cash paid therefor before deducting therefrom any discounts, commissions or other expenses allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof. In case at any time any shares of Common Stock, Convertible Securities or any rights, options or warrants to purchase any such shares of Common Stock or Convertible Securities shall be issued or sold for consideration other than cash, the amount of consideration other than cash received by the Company shall be deemed to be the fair value of such consideration, as determined reasonably and in good faith by the Board of Directors of the Company. In case at any time any shares of Common Stock, Convertible Securities or any rights, options or warrants to purchase any shares of Common Stock or Convertible Securities shall be issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration received therefor shall be deemed to be the fair value, as determined reasonably and in good faith by the Board of Directors of the Company, of such portion of the assets and business of the nonsurviving corporation as such Board of Directors may reasonably and in good faith determine to be attributable to such shares of Common Stock. Convertible Securities, rights, options or warrants, as the case may be. In case at any time any rights, options or warrants to purchase any shares of Common

Stock or Convertible Securities shall be issued in connection with the issue and sale of other securities of the Company, together comprising one integral transaction in which no consideration is allocated to such rights, options or warrants by the parties thereto, such rights, options or warrants shall be deemed to have been issued without consideration.

     (e) An adjustment shall become effective immediately after the record date in the case of each dividend or distribution and immediately after the effective date of each other event which requires an adjustment.

     (f) The form of Warrant need not be changed because of any change pursuant to this Section 9, and Warrants issued after such change may state the same Warrant Price and the same number of Warrant Shares as is stated in the Warrant initially issued pursuant hereto. However, subject to the consent of the Warrantholder, which shall not be unreasonably withheld, the Company may at any time in its sole discretion make any change on the Warrant that the Company may deem appropriate which does not affect the substance thereof, and any Warrants thereafter issued, whether in exchange or substitution for any outstanding Warrant Shares or otherwise, may be in the form as so changed.

     (g) In the event that, as a result of an adjustment made pursuant to
Section 8(a), the holder of the Warrant shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, the number of such other shares so receivable upon exercise of the Warrant shall be subject thereafter to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in this Warrant.

     (h) Shares of Common Stock owned by or held for the account of the Company or any majority-owned subsidiary shall not be deemed outstanding for the purpose of any computation under this Agreement.

     Section 10. Fractional Interest. The Company shall not be required to issue fractions of Warrant Shares upon the exercise of the Warrant. If any fraction of a Warrant Share would, except for the provisions of this Section, be issuable upon the exercise of the Warrant (or specified portions thereof), the Company shall purchase such fraction for an amount in cash equal to the current market value of such fraction based upon the current Market Price (determined pursuant to Section 3) of a Warrant Share. All calculations under this Section 10 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

     Section 11. Benefits. Nothing in this Warrant shall be construed to give any person, firm or corporation (other than the Company and the Warrantholder) any legal or equitable right, remedy or claim, it being agreed that this Warrant shall be for the sole and exclusive benefit of the Company and the Warrantholder.

     Section 12. Notices to Warrantholder. Upon the happening of any event requiring an adjustment of the Warrant Price, the Company shall forthwith give written notice thereof to the Warrantholder at the address appearing in the records of the Company, stating the adjusted Warrant Price and the adjusted number of Warrant Shares resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. The certificate of the Company's independent certified public accountants shall be conclusive evidence of the correctness of any computation made, absent manifest error. Failure to give such notice to the Warrantholder or any defect therein shall not affect the legality or validity of the subject adjustment.

     Section 13. Identity of Transfer Agent. The Transfer Agent for the Common Stock is American Stock Transfer & Trust Company, 99 Wall Street, New York, New York 10005. Forthwith upon the appointment of any subsequent transfer agent for the Common Stock or other shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrant, the Company will mail to the Warrantholder a statement setting forth the name and address of such transfer agent.

     Section 14. Notices. Any notice pursuant hereto to be given or made by the Warrantholder to or on the Company shall be sufficiently given or made if sent by certified mail, return receipt requested, postage prepaid, addressed as follows:

                  HEARx LTD.
                  Attention:  Paul A. Brown, M.D.
                  Chairman and Chief Executive Officer
                  471 Spencer Drive
                  West Palm Beach, Florida 33409

or such other address as the Company may specify in writing by notice to the Warrantholder complying as to delivery with the terms of this Section 14.


     Any notice pursuant hereto to be given or made by the Company to or on the Warrantholder shall be sufficiently given or made if sent by certified mail, return receipt requested, postage prepaid, to the address set forth on the books of the Company or, as to each of the Company and the Warrantholder, at such other address as shall be designated by such party by written notice to the other party complying as to delivery with the terms of this Section 14. All such notices, requests, demands, directions and other communications shall, when mailed be effective when deposited in the mails addressed as aforesaid.

         Section 15. Supplements and Amendments. The Company may from time to time supplement or amend this Warrant without the approval of the Warrantholder in order to cure any ambiguity or to correct or supplement any provisions contained herein which may be defective or inconsistent with any other provision herein or to make any other provisions in regard to matters or questions arising hereunder which shall not be inconsistent with the provisions of the Warrant and which shall not in any manner adversely affect the interests of the Warrantholder.

     Section 16. Successors. All the covenants and provisions hereof by or for the benefit of the Company shall bind and inure to the benefit of its respective successors and assigns hereunder.

     Section 17. Governing Law. This Warrant shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be construed in accordance with the laws of said State.

     IN WITNESS WHEREOF, the parties hereto have caused this Warrant to be duly executed, as of the day and year first above written.

                                                HEARx LTD.



                                                 By:___________________________
                                                    Paul A. Brown M.D.
                                                    Chairman of the Board



Attest:


------------------------------

                                   HEARx LTD.
                              WARRANT EXERCISE FORM



HEARx LTD.
471 Spencer
West Palm Beach, Florida 33409

         This undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant ("Warrant") for, and to purchase thereunder by (CHECK AS APPLICABLE) [] payment by cash or certified check; [] conversion of the within Warrant by surrender of the Warrant, _______________ shares of Common Stock* ("Warrant Shares") provided for therein, and requests that certificates for the Warrant Shares be issued as follows:

                           -------------------------------
                           Name

                           --------------------------------
                           Address
                           --------------------------------

                           --------------------------------

                           --------------------------------
                           Federal Tax Identification No.
                           or Social Security No.

and, if the number of Warrant Shares shall not be all the Warrant Shares purchasable upon exercise of the Warrant, that a new Warrant for the balance of the Warrant Shares





* NOTE: If conversion of the Warrant is made by surrender of the Warrant and the number of shares indicated exceeds the maximum number of shares to which a holder is entitled, the Company will issue such maximum number of shares.

purchasable upon exercise of the Warrant be registered in the name of the undersigned Warrantholder or the undersigned's Assignee as below indicated and delivered to the address stated below.

Dated:___________________, ____


                                       Signature:______________________________


                                                 ------------------------------
                                                 Name (please print)

                                                 ------------------------------
                                                 Address

                                                 ------------------------------


                                                 ------------------------------
                                                 Federal Identification or
                                                 Social Security No.


                                           Note: The above signature must
                                                 correspond with the name of the
                                                 registered holder as written
                                                 on the first page of the
                                                 Warrant in every particular,
                                                 without alteration or
                                                 enlargement or any change
                                                 whatever, unless the Warrant
                                                 has been assigned.

                                                                     EXHIBIT E-2


     THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT COVERING THIS WARRANT UNDER SAID ACT OR AN EXEMPTION FROM REGISTRATION UNDER SAID ACT.

     EXERCISABLE COMMENCING AT 12:01 A.M., NEW YORK TIME ON [ ] ("EXERCISE DATE"). VOID AFTER 5:00 P.M. NEW YORK TIME ON [ ] ("EXPIRATION DATE").








                                   HEARx LTD.

                    CLASS B WARRANT TO PURCHASE [ ] SHARES OF
                     COMMON STOCK, PAR VALUE $0.10 PER SHARE

     This is to certify that, for VALUE RECEIVED, [ ] ("Warrantholder"), is entitled to purchase, subject to the provisions of this Warrant, from HEARx Ltd., a Delaware corporation ("Company"), at any time beginning at 12:01 A.M. on the Exercise Date and not later than 5:00 P.M., New York time, on the Expiration Date, at the exercise price of Fifty-five cents ($0.55) per share (the exercise price in effect being herein called the "Warrant Price"), [ ] shares ("Warrant Shares") of Common Stock, par value $0.10 per share ("Common Stock"), of the Company. The number of Warrant Shares purchasable upon exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time as described herein. Notwithstanding the foregoing, this Warrant is subject to redemption, in whole or in part, prior to the Exercise Date, as set forth in
Section 11 hereof.

     Section 1. Registration. The Company shall maintain books for the transfer and registration of the Warrant. Upon the initial issuance of the Warrant, the Company shall issue and register the Warrant in the name of the Warrantholder.

     Section 2. Transfers. As provided herein, the Warrant may be transferred only pursuant to a registration statement filed under the Securities Act of 1933, as amended ("Securities Act") or an exemption from registration thereunder. Subject to such restrictions and the provisions of Section 11, the Company shall transfer from time to time, the Warrant, upon the books to be maintained by the Company for that purpose, upon surrender thereof for transfer properly endorsed or accompanied by appropriate instructions for transfer upon any such transfer, and a new Warrant shall be issued to the transferee and the surrendered Warrant shall be cancelled by the Company.

     Section 3. Exercise of Warrant. Subject to the provisions hereof, the Warrantholder may exercise the Warrant in whole or in part at any time upon surrender of the Warrant, together with delivery of the duly executed Warrant exercise form attached thereto, to the Company, beginning at 12:01 A.M. on the Exercise Date until 5:00 P.M. New York Time on the Expiration Date, together with payment of the Warrant Price, as such may be adjusted from time to time in accordance with Section 9, for the number of Warrant Shares in respect of which the Warrant is then exercisable. To the extent that any Warrant Shares remain outstanding at 5:01 P.M. on the Expiration Date, such outstanding Warrant Shares shall automatically expire and be of no further force and effect, and the holders thereof shall have no further right to exercise or transfer the same. Payment of the Warrant Price shall be made (x) in cash or by certified check payable in United States dollars, to the order of the Company and/or (y) through conversion of the Warrant, effected by the surrender to the Company of this Warrant. Upon surrender of the Warrant to the Company as payment of the Warrant Price, the holder thereof shall be entitled to receive a number of Warrant Shares arrived at by dividing the difference between the aggregate Market Price (as hereinafter defined) of the Warrant Shares issuable in respect of the Warrant surrendered and the aggregate Warrant Price in respect of the Warrant so surrendered by the Market Price per share of the Warrant Shares. "Market Price" as used herein shall mean, on any day, as of such day, the average of the reported closing sale price, regular way, in either case on any national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading any such exchange, as reported by the Nasdaq Stock Market, or if such shares are not then so listed or admitted to trading, the average of the bid and asked prices as reported by the NASD OTC Bulletin Board Service, if so reported, or if not so reported, then as furnished by National Quotation Bureau Incorporated or any similar organization selected from time to time by the Company for the purpose.

     Subject to Section 5, upon such surrender of the Warrant and payment of the Warrant Price as aforesaid, the Company shall issue and cause to be delivered to the Warrantholder or to such other person as the Warrantholder may designate, a certificate or certificates for the number of full Warrant Shares so purchased upon the exercise of the Warrant, together with cash, as provided in Section 10 hereof in respect of any fraction of a Warrant Share otherwise issuable upon such surrender. Such certificate or certificates shall be deemed to have been issued, and the person to whom they are issued shall be deemed to have become a holder of record of the Warrant Shares, as of the date of the surrender of the Warrant and payment of the Warrant Price as aforesaid unless counsel for the Company advises the Company in writing that an earlier date is permissible for purposes of applicable securities laws. The rights of purchase represented by the Warrant shall be exercisable, at the election of the Warrantholder either as an entirety or from time to time for part only of the Warrant Shares and, in the event that the Warrant is exercised in respect of less than all of the Warrant Shares specified herein at any time prior to the Expiration Date, a new Warrant will be issued to Warrantholder for the remaining number of Warrant Shares specified in the Warrant so surrendered within five business days.

     Section 4. Exercise and Transfer to Company with the Securities Act of 1933. Neither this Warrant nor the Common Stock issued upon exercise hereof nor any other security issued or issuable upon exercise of this Warrant may be offered or sold except as provided in this agreement and in conformity with the Securities Act of 1933, as amended, and then only against receipt of an agreement of such person to whom such offer of sale is made to comply with the provisions of this Section 4 with respect to any resale or other disposition of such security. The Company may cause the legend set forth on the first page of this Warrant to be set forth on each Warrant or any security issued or issuable upon exercise of this Warrant, unless counsel for the Company is of the opinion as to any such security that such legend is unnecessary or such security may then be sold pursuant to Rule 144(k) under the Securities Act of 1933.

     Section 5. Payment of Taxes. The Company will pay any documentary stamp taxes attributable to the initial issuance of Warrant Shares issuable upon the exercise of the Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue or delivery of any certificates for Warrant Shares in a name other than that of the registered holder of the Warrant in respect of which such shares are issued, and in such case, the Company shall not be required to issue or deliver any certificate for Warrant Shares or any Warrant until the person requesting the same has paid to the Company the amount of such tax or has established to the Company's satisfaction that such tax has been paid.

     Section 6. Mutilated or Missing Warrants. In case the Warrant shall be mutilated, lost, stolen, or destroyed, the Company shall issue in exchange and substitution of and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and for the purchase of a like number of Warrant Shares, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of the Warrant, and with respect to a lost, stolen or destroyed Warrant, reasonable indemnity or bond, if requested by the Company.

     Section 7. Reservation of Common Stock. The Company hereby represents and warrants that there have been reserved, and the Company shall at all applicable times keep reserved, out of the authorized and unissued Common Stock, a number of shares sufficient to provide for the exercise of the rights of purchase represented by the Warrant, and the American Stock Transfer & Trust Company, the transfer agent for the

Common Stock ("Transfer Agent"), and every subsequent transfer agent for the Common Stock or other shares of the Company's capital stock issuable upon the exercise of any of the right of purchase aforesaid shall be irrevocably authorized and directed at all times to reserve such number of authorized and unissued shares of Common Stock as shall be requisite for such purpose. The Company agrees that all Warrant Shares issued upon exercise of the Warrant shall be, at the time of delivery of the certificates for such Warrant Shares, duly authorized, validly issued, fully paid and non-assessable shares of Common Stock of the Company. The Company will keep a conformed copy of this Warrant on file with the Transfer Agent and with every subsequent transfer agent for the Common Stock or other shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrant. The Company will supply from time to time the Transfer Agent with duly executed stock certificates required to honor the outstanding Warrant. After the Expiration Date, no Common Stock shall be subject to reservation in respect to such Warrant Shares which shall have expires.

     Section 8. Warrant Price. The Warrant Price, subject to adjustment as provided in Section 9, shall, if payment is made in cash or by certified check, be payable in lawful money of the United States of America.

     Section 9. Adjustments. Subject and pursuant to the provisions of this
Section 9, the Warrant Price and number of Warrant Shares subject to this Warrant shall be subject to adjustment from time to time as set forth hereinafter. If the adjustment provisions contained in this Section 9 are less favorable to the Warrantholders than adjustment provisions available to any other holder (the "Other Holder") of convertible securities of the Company or warrants, options or similar rights exercisable for Common Stock of the Company with respect to such securities ("Other Rights") are to any such Other Holder, this Warrant shall be immediately and automatically amended, without the requirement of any action by the Warrantholders or the Company, to provide the Warrantholders with adjustment rights at least as favorable as such Other Rights.

     (a) If the Company shall at any time or from time to time while the Warrant is outstanding, pay a dividend or make a distribution on its Common Stock in shares of Common Stock, subdivide its outstanding shares of Common Stock into a greater number of shares or combine its outstanding shares into a smaller number of shares or issue by reclassification of its outstanding shares of Common Stock any shares of its capital stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then the number of Warrant Shares purchasable upon exercise of the Warrant and the Warrant Price in effect immediately prior to the date upon which such change shall become effective, shall be adjusted by the Company so that the Warrantholder thereafter exercising the Warrant shall be entitled to receive the number of shares of Common Stock or other capital stock which the Warrantholder would have received if the Warrant had been exercised immediately prior to such event. Such adjustment shall be made successively whenever any event listed above shall occur.

     (b) If any capital reorganization, reclassification of the capital stock of the Company, consolidation or merger of the Company with another corporation, or sale, transfer or other disposition of all or substantially all of the Company's properties to another corporation shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition, lawful and adequate provision shall be made whereby each Warrantholder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Warrant Shares immediately theretofore issuable upon exercise of the Warrant, such shares of stock, securities or properties as may be issuable or payable with respect to or in exchange for a number of outstanding Warrant Shares equal to the number of Warrant Shares immediately theretofore issuable upon exercise of the Warrant, had such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of each Warrantholder to the end that the provisions hereof (including, without limitations, provision for adjustment of the Warrant Price) shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any shares of stock, securities or properties thereafter deliverable upon the exercise thereof. The Company shall not effect any such consolidation, merger, sale, transfer or other disposition unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation or entity shall assume, by written instrument executed and delivered to the Company, the obligation to deliver to the Warrantholder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Warrantholder may be entitled to purchase and the other obligations under this Warrant.

The above provisions of this paragraph (b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions.

     (c) In case the Company shall fix a record date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends or distributions referred to in Section 9(a)), or subscription rights or warrants, the Warrant Price to be in effect after such record date shall be determined by multiplying the Warrant Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by the Market Price per share of Common Stock (as determined pursuant to Section
3), less the fair market value (as determined by the Company's Board of Directors in good faith) of said assets or evidences of indebtedness so distributed, or of such subscription rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such current Market Price per share of Common Stock. Such adjustment shall be made successively whenever such a record date is fixed.

     (d) (i) After the date hereof, if the Company shall at any time or from time to time while the Warrant is outstanding, issue or sell any shares of Common Stock (other than Excluded Stock, as hereinafter defined) for a consideration per share less than the Warrant Price in effect immediately prior to the time of such issue or sale then, forthwith upon such issue or sale, the Warrant Price shall be reduced (but not increased) to the consideration per share received by the Company for such shares of Common Stock issued or sold. Such adjustment shall be made successively whenever such issuance or sale is made. No adjustment of the Warrant Price, however, shall be made in an amount less than $.01 per share, but any such lesser adjustment shall be carried forward and shall be made at the time of and together with the next subsequent adjustment. In no event shall the Warrant Price be adjusted so that the Warrant Price per share is less than the then par value per share of Common Stock. For purposes hereof, the term "Excluded Stock" shall mean (i) shares of Common Stock issued pursuant to the exercise or conversion of options, warrants and preferred stock outstanding on the date hereof or pursuant to the terms of agreements existing on the date hereof, in accordance with the terms of such securities and agreements in effect on the date hereof, (ii) shares of Common Stock issued pursuant to the conversion of Senior Preferred Stock, Series C ("Senior C Preferred") in accordance with the terms of such security on the date hereof, and which Senior C Preferred is issued pursuant to the exercise of warrants outstanding on the date hereof, in accordance with terms of such warrants in effect on the date hereof and (iii) up to 1,500,000 shares of Common Stock issued pursuant to the exercise of employee stock options granted subsequent to the date hereof pursuant to the Company's employee stock option plan, subject to appropriate adjustment in the event of stock splits, stock dividends, combinations, reclassifications or similar events (e.g., in the event of a 1-for-15 reverse stock split, the total number of shares of Common Stock issuable pursuant to this clause (iii) shall be 100,000).

     (ii) Upon each adjustment of the Warrant Price, the Warrantholder shall thereafter be entitled to purchase at the Warrant Price resulting from such adjustment, that number of Warrant Shares obtained by multiplying the Warrant Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Price resulting from such adjustment. Upon each adjustment of the Warrant Price, the number of Warrant Shares represented by this Warrant shall be adjusted to equal the number of shares of Common Stock purchasable by the Warrantholder.

     (iii) For purposes of Section 9(d)(i), the following paragraphs (A) to (F), inclusive, shall be applicable:

     (A) Issuance of Rights, Options or Warrants. In case at any time after the date hereof the Company shall in any manner grant any rights to subscribe for or to purchase, any options or warrants (other than subscription rights or warrants subject to the provisions of Section 9(c)) for the purchase of shares of Common Stock or any stock or securities convertible into or exchangeable for Common Stock (such convertible or exchangeable stock or securities being herein called "Convertible Securities"), whether or not such rights, options or warrants or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which shares of Common Stock are issuable upon the exercise of such rights, options or warrants, or upon conversion or exchange of such Convertible Securities (determined by dividing
(i) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights, options or warrants, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of such rights, options or warrants, plus, in the case of such rights, options or warrants which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such rights, options or warrants or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights, options or warrants) shall be less than the Warrant Price in effect immediately prior to the time of the granting of such rights, options or warrants, as the case may be, then the maximum number of shares of Common Stock issuable upon the exercise of such rights, options or warrants or upon conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options shall be deemed to be outstanding as of the date of the granting of such rights or options and to have been issued for such price per share, with the effect on the Warrant Price specified in Section 9(d)(i). Except as provided in subparagraph (C), no further adjustment of the Warrant Price shall be made upon the actual issue of such shares of Common Stock or of such Convertible Securities upon exercise of such rights, options or warrants or upon the actual issue of such shares of Common Stock upon conversion or exchange of such Convertible Securities.

     (B) Issuance of Convertible Securities. In case at any time after the date hereof the Company shall in any manner issue or sell any Convertible Securities, whether or not the right to exchange or convert thereunder is immediately exercisable, and the price per share for which shares of Common Stock are issuable upon such conversion or exchange (determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Warrant Price in effect immediately prior to the time of such issue or sale, then the maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to be outstanding as of the date of the issue or sale of such

Convertible Securities and to have been issued for such price per share, with the effect on the Warrant Price specified in Section 9(d)(i); provided, however, that (a) except as otherwise provided in subparagraph (C), no further adjustment of the Warrant Price shall be made upon the actual issue of such shares of Common Stock upon conversion or exchange of such Convertible Securities, and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any rights to subscribe for or to purchase or any option or warrant to purchase any such Convertible Securities for which adjustments of the Warrant Price are made pursuant to the provisions of subparagraph (A), no further adjustment of the Warrant Price shall be made by reason of such issue or sale.

     (C) Decrease in Option Price or Conversion Rate. Upon the happening of any of the following events, namely, if the purchase price provided for in any right, option or warrant referred to in subparagraph (A), or the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraphs (A) or (B) shall decrease, or the rate at which any Convertible Securities referred to in subparagraphs (A) or (B) are convertible into or exchangeable for shares of Common Stock shall increase, the Warrant Price then in effect hereunder shall forthwith be decreased to the Warrant Price which would have been in effect at such time had such rights, options, warrants or Convertible Securities provided for such changed purchase price, reduced consideration or increased conversion rate, as the case may be, at the time they had initially been granted, issued or sold.

     (D) Consideration for Stock. In case at any time shares of Common Stock or Convertible Securities or any rights or options to purchase any such shares of Common Stock or Convertible Securities shall be issued or sold for cash, the consideration therefor shall be deemed to be the amount of cash paid therefor before deducting therefrom any discounts, commissions or other expenses allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof. In case at any time any shares of Common Stock, Convertible Securities or any rights, options or warrants to purchase any such shares of Common Stock or Convertible Securities shall be issued or sold for consideration other than cash, the amount of consideration other than cash received by the Company shall be deemed to be the fair value of such consideration, as determined reasonably and in good faith by the Board of Directors of the Company. In case at any time any shares of Common Stock, Convertible Securities or any rights, options or warrants to purchase any shares of Common Stock or Convertible Securities shall be issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration received therefor shall be deemed to be the fair value, as determined reasonably and in good faith by the Board of Directors of the Company, of such portion of the assets and business of the nonsurviving corporation as such Board of Directors may reasonably and in good faith determine to be attributable to such shares of Common Stock. Convertible Securities, rights, options or warrants, as the case may be. In case at any time any rights, options or warrants to purchase any shares of Common

Stock or Convertible Securities shall be issued in connection with the issue and sale of other securities of the Company, together comprising one integral transaction in which no consideration is allocated to such rights, options or warrants by the parties thereto, such rights, options or warrants shall be deemed to have been issued without consideration.

     (e) An adjustment shall become effective immediately after the record date in the case of each dividend or distribution and immediately after the effective date of each other event which requires an adjustment.

     (f) The form of Warrant need not be changed because of any change pursuant to this Section 9 or Section 11, and Warrants issued after such change may state the same Warrant Price and the same number of Warrant Shares as is stated in the Warrant initially issued pursuant hereto. However, subject to the consent of the Warrantholder, which shall not be unreasonably withheld, the Company may at any time in its sole discretion make any change on the Warrant that the Company may deem appropriate which does not affect the substance thereof, and any Warrants thereafter issued, whether in exchange or substitution for any outstanding Warrant Shares or otherwise, may be in the form as so changed.

     (g) In the event that, as a result of an adjustment made pursuant to
Section 8(a), the Warrantholder shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, the number of such other shares so receivable upon exercise of the Warrant shall be subject thereafter to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in this Warrant.

     (h) Shares of Common Stock owned by or held for the account of the Company or any majority-owned subsidiary shall not be deemed outstanding for the purpose of any computation under this Agreement.

     Section 10. Fractional Interest. The Company shall not be required to issue fractions of Warrant Shares upon the exercise of the Warrant. If any fraction of a Warrant Share would, except for the provisions of this Section, be issuable upon the exercise of the Warrant (or specified portions thereof), the Company shall purchase such fraction for an amount in cash equal to the current market value of such fraction based upon the current Market Price (determined pursuant to Section 3) of a Warrant Share. All calculations under this Section 10 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

     Section 11. Non Transferability Separately From 1996 Senior Preferred Stock Prior to Exercise Date; Redemption of Warrant Upon Redemption of Preferred Stock. The Warrant initially is being issued together with shares of the Company's 1996 Senior

Preferred Stock ("1996 Preferred"), and prior to the Exercise Date may only be transferred together with the 1996 Preferred so that for each share of 1996 Preferred transferred, this Warrant must be transferred with respect to 662/3 Warrant Shares (subject to adjustment as set forth in Section 9), purchasable upon exercise of this Warrant and vice versa.

     In the event that, prior to the Exercise Date, the Company redeems the 1996 Preferred, it shall also redeem this Warrant, at the redemption price of $.01 per Warrant Share underlying the Warrant to be redeemed.

     As part of the notice sent to holders of 1996 Preferred advising such holders of the redemption of 1996 Preferred, the Company shall also include notice of redemption of the Warrant. Such notice shall (a) state that the Company is required to redeem the Warrant, (b) state the date fixed for the redemption thereof, (c) state the redemption price per Warrant Share underlying the Warrant and (d) call upon each Warrantholder to surrender the Warrant to the Company on or after said date at the place designated in such notice. On or after the date fixed in such notice of redemption, the holder of the Warrant shall present and surrender the Warrant duly endorsed for transfer to the Company at the place designated on said notice and thereupon the redemption price of the Warrant Shares underlying the Warrant shall be paid to, or to the order of, the person whose name appears on the Warrant as the Warrantholder thereof.

     Following the Exercise Date, the provisions of this Section 11 shall terminate and be of no further force or effect.

     Section 12. Benefits. Nothing in this Warrant shall be construed to give any person, firm or corporation (other than the Company and the Warrantholder) any legal or equitable right, remedy or claim, it being agreed that this Warrant shall be for the sole and exclusive benefit of the Company and the Warrantholder.

     Section 13. Notices to Warrantholder. Upon the happening of any event requiring an adjustment of the Warrant Price, the Company shall forthwith give written notice thereof to the Warrantholder at the address appearing in the records of the Company, stating the adjusted Warrant Price and the adjusted number of Warrant Shares resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. The certificate of the Company's independent certified public accountants shall be conclusive evidence of the correctness of any computation made, absent manifest error. Failure to give such notice to the Warrantholder or any defect therein shall not affect the legality or validity of the subject adjustment.

     Section 14. Identity of Transfer Agent. The Transfer Agent for the Common Stock is American Stock Transfer & Trust Company, 99 Wall Street, New York, New York 10005. Forthwith upon the appointment of any subsequent transfer agent for the

Common Stock or other shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrant, the Company will mail to the Warrantholder a statement setting forth the name and address of such transfer agent.

     Section 15. Notices. Any notice pursuant hereto to be given or made by the Warrantholder to or on the Company shall be sufficiently given or made if sent by certified mail, return receipt requested, postage prepaid, addressed as follows:

                  HEARx LTD.
                  Attention:  Paul A. Brown, M.D.
                  Chairman and Chief Executive Officer
                  471 Spencer Drive
                  West Palm Beach, Florida 33409

or such other address as the Company may specify in writing by notice to the Warrantholder complying as to delivery with the terms of this Section 13.


     Any notice pursuant hereto to be given or made by the Company to or on the Warrantholder shall be sufficiently given or made if sent by certified mail, return receipt requested, postage prepaid, to the address set forth on the books of the Company or, as to each of the Company and the Warrantholder, at such other address as shall be designated by such party by written notice to the other party complying as to delivery with the terms of this Section 15. All such notices, requests, demands, directions and other communications shall, when mailed be effective when deposited in the mails addressed as aforesaid.

     Section 16. Supplements and Amendments. The Company may from time to time supplement or amend this Warrant without the approval of the Warrantholder in order to cure any ambiguity or to correct or supplement any provisions contained herein which may be defective or inconsistent with any other provision herein or to make any other provisions in regard to matters or questions arising hereunder which shall not be inconsistent with the provisions of the Warrant and which shall not in any manner adversely affect the interests of the Warrantholder.

     Section 17. Successors. All the covenants and provisions hereof by or for the benefit of the Company shall bind and inure to the benefit of its respective successors and assigns hereunder.

     Section 18. Governing Law. This Warrant shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be construed in accordance with the laws of said State.

     IN WITNESS WHEREOF, the parties hereto have caused this Warrant to be duly executed, as of the day and year first above written.

                                                 HEARx LTD.



                                                By:___________________________
                                                   Paul A. Brown M.D.
                                                   Chairman of the Board
Attest:


------------------------------

                                   HEARx LTD.
                              WARRANT EXERCISE FORM



HEARx LTD.
471 Spencer
West Palm Beach, Florida 33409

     This undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant ("Warrant") for, and to purchase thereunder by (CHECK AS APPLICABLE) [] payment by cash or certified check; [] conversion of the within Warrant by surrender of the Warrant, _______________ shares of Common Stock* ("Warrant Shares") provided for therein, and requests that certificates for the Warrant Shares be issued as follows:

                           -------------------------------
                           Name

                           --------------------------------
                           Address
                           --------------------------------

                           --------------------------------

                           --------------------------------
                           Federal Tax Identification No.
                           or Social Security No.

and, if the number of Warrant Shares shall not be all the Warrant Shares purchasable upon exercise of the Warrant, that a new Warrant for the balance of the Warrant Shares





* NOTE: If conversion of the Warrant is made by surrender of the Warrant and the number of shares indicated exceeds the maximum number of shares to which a Warrantholder is entitled, the Company will issue such maximum number of shares.

purchasable upon exercise of the Warrant be registered in the name of the undersigned Warrantholder or the undersigned's Assignee as below indicated and delivered to the address stated below.

Dated:___________________, ____

                                       Signature:______________________________


                                                 ------------------------------
                                                 Name (please print)

                                                 ------------------------------
                                                 Address

                                                 ------------------------------


                                                 ------------------------------
                                                 Federal Identification or
                                                 Social Security No.


                                           Note: The above signature must
                                                 correspond with the name of the
                                                 registered holder as written
                                                 on the first page of the
                                                 Warrant in every particular,
                                                 without alteration or
                                                 enlargement or any change
                                                 whatever, unless the Warrant
                                                 has been assigned.

                                                                       EXHIBIT F

                       FORM OF LEGAL OPINION - AT CLOSING


Ladies and Gentlemen:

[INTRO]

     1. The Company and each of its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and has all requisite corporate power and authority to carry on its business and to own its properties as described in the SEC Filings. To our knowledge, the Company and each of its subsidiaries is duly qualified as a foreign corporation and is in good standing in all jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

     2. The authorized capital stock of the Company consists as of the date hereof of __________ shares of Common Stock and _________ shares of Preferred Stock [describe each class or series]. To our knowledge [except as noted in such opinion] there are no outstanding securities of the Company other than as set forth in Part 2 of Exhibit F. No one is entitled to statutory preemptive or similar statutory rights with respect to any securities of the Company.

     3. The execution, delivery and performance of the Stock Purchase Agreement and the Registration Rights Agreement have been duly authorized by all requisite corporate action on the part of the Company, and no other action is necessary for the due authorization of such execution, delivery and performance. The Stock Purchase Agreement and the Registration Rights Agreement have been duly executed on behalf of the Company and the Sell Along Rights Agreement has been duly executed by Dr. Paul Brown and, respectively, constitute the valid and binding obligations of the Company and Dr. Brown, enforceable against the Company and Dr. Brown in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors' rights and to general equity principles. The shares of Preferred Stock sold pursuant to the Stock Purchase Agreement are duly authorized, validly issued, fully paid, nonassessable and free and clear of all encumbrances and restrictions, except for restrictions on transfer imposed by applicable securities laws.

     4. The Warrants have been duly authorized, executed and delivered by the Company.

     5. The Warrants will be exercisable for Common Stock in accordance with the terms of the Warrants and at the prices therein provided; the shares of Common Stock issuable upon the exercise of the Warrants have been duly authorized and reserved for issuance upon such exercise, and such shares, when issued upon such exercise in accordance with the terms of the Warrants, will be duly authorized, validly issued, fully paid and non-assessable; and there are no statutory preemptive or similar statutory rights or, to our knowledge, contractual preemptive or similar contractual rights to subscribe for or to purchase, nor any restriction (other than as may exist under Section 5 under the Securities Act of 1933, as amended or applicable state securities law) upon the voting or transfer or, any shares of Common Stock issuable upon exercise of the Warrants pursuant to applicable law, the Company's charter or by-laws or, to our knowledge, any agreement or other instrument to which the Company or any of its subsidiaries are a party.

     6. No consent, authorization, approval, permit or order of, or declaration to or filing with, any governmental or regulatory authority that has not already been obtained or made is required in connection with the execution, delivery and performance of the Stock Purchase Agreement or Registration Rights Agreement by the Company, and/or the Sell Along Rights Agreement by Dr. Brown or the offer, issuance, sale or delivery of the Securities pursuant to the Stock Purchase Agreement.

     7. Neither the execution, delivery or performance of the Stock Purchase Agreement or the Registration Rights Agreement nor the offer, issuance, sale or delivery of the Securities to the Investors pursuant to the Stock Purchase Agreement or the issuance, sale and delivery of the Common Stock issuable upon exercise of the Warrants with or without the giving of notice or passage of time, or both, will violate, or result in any breach of, or constitute a default under, or result in the imposition of any encumbrance upon any asset of the Company pursuant to (a) any provision of its Articles of Incorporation or By-Laws, each as amended to date or (b) to the knowledge of such counsel, any material agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of their properties are bound.

     8. Except as disclosed in the Stock Purchase Agreement, to our knowledge, there are no legal actions, suits, arbitrations or other legal, administrative or governmental proceedings pending or threatened against the Company or against any other officer, director or shareholder of the Company in their capacity as such.

     9. [Except as set forth in such opinion], to our knowledge, the Company is not in default under any material contract, commitment or instrument, and to our knowledge, no event or condition has occurred which with the giving of notice or passage of time, or both, would constitute such a default.

                                                                       EXHIBIT G


                       POST-CLOSING FORM OF LEGAL OPINION

     1. The authorized capital stock of the Company consists as of the date hereof of __________ shares of Common Stock and _________ shares of Preferred Stock [describe each class or series]. All of such shares have been duly authorized validly issued and are fully paid and nonassessable. To our knowledge [except as noted in such opinion] there are no outstanding securities of the Company other than s set forth in Part 2 of Exhibit F. No one is entitled to statutory preemptive or similar statutory rights, or to our knowledge, contractual preemptive or similar contractual rights with respect to any securities of the Company. Except as set forth in the Stock Purchase Agreement, there are, to our knowledge, no outstanding warrants, options, convertible securities or other agreements or arrangements of any character under which the Company is or may be obligated to issue any equity securities of any kind, or to transfer any equity securities of any kind owned by it. Except as set forth in the Stock Purchase Agreement, to our knowledge, there are no voting agreements, buy-sell agreements, option or right of first purchase agreements or other agreements of any kind among any of the securityholders of the Company relating to the securities held by them. To our knowledge, the Company has not agreed to register any of its securities under the Securities Act of 1933, as amended, except as provided in the Stock Purchase Agreement.


                                       G-1